-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-53683) UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 23
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 26


                           VANGUARD TAX-MANAGED FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON NOVEMBER 16, 2005, PURSUANT TO PARAGRAPH (B) OF RULE 485.







-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                 VANGUARD TAX-MANAGED FUNDS/(R)/
                        Investor Shares & Admiral(TM) Shares . November 16, 2005

This prospectus
contains financial data
for the Funds through
the fiscal period ended
June 30, 2005.
                                              VANGUARD TAX-MANAGED BALANCED FUND
                                     VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
                                  VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
                                             VANGUARD TAX-MANAGED SMALL-CAP FUND
                                         VANGUARD TAX-MANAGED INTERNATIONAL FUND


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        THE VANGUARD GROUP /(R)/

VANGUARD TAX-MANAGED FUNDS
Investor Shares and Admiral Shares
Prospectus
November 16, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO TAX-MANAGED INVESTING
  2 FUND PROFILES
    2 Vanguard Tax-Managed Balanced Fund
    6 Vanguard Tax-Managed Growth and Income Fund
    10 Vanguard Tax-Managed Capital Appreciation Fund
    14 Vanguard Tax-Managed Small-Cap Fund
    17 Vanguard Tax-Managed International Fund
  20 MORE ON THE FUNDS
  28 THE FUNDS AND VANGUARD
  29 INVESTMENT ADVISOR
 30 DIVIDENDS, CAPITAL GAINS, AND TAXES
 32 SHARE PRICE
 33 FINANCIAL HIGHLIGHTS
 41 INVESTING WITH VANGUARD
   41 Buying Shares
   44 Converting Shares
   45 Redeeming Shares
   49 Exchanging Shares
   49 Frequent-Trading Limits
   51 Other Rules You Should Know
   54 Fund and Account Updates
   55 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 This prospectus offers Investor Shares for all of the Funds as well as Admiral Shares for two of the Funds. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

 A separate prospectus offers Institutional Shares of each Fund (except the Tax-Managed Balanced Fund). Institutional Shares are for investors who invest a minimum of $5 million.

 The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

AN INTRODUCTION TO TAX-MANAGED INVESTING

Most mutual funds seek to maximize pre-tax total returns, without regard to the personal tax consequences for investors. Yet most investors stand to lose a significant portion of their investment returns to federal, state, and local taxes. Fund dividends and short-term capital gains are now taxed at federal income tax rates as high as 35%; and for long-term capital gains, the rates can be up to 15%. The Vanguard Tax-Managed Funds aim to minimize the impact of taxes on investors' total returns by operating in a tax-efficient manner. Each Fund uses these tax-management techniques:
- Low turnover. Each Fund minimizes turnover by employing an index-oriented approach to stock investing. Instead of trading frequently, the Fund simply buys and holds all, or a representative sample, of the stocks that make up its benchmark index. Frequent trading--a hallmark of many actively managed funds--causes the Fund to realize capital gains, which must then be distributed to shareholders, reducing after-tax returns.
- A disciplined sell-selection method. When selling specific securities, each Fund will select a specific share lot--more often than not, the highest-cost shares--in order to minimize realized capital gains. In addition, the Fund may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.
- Bias against taxable dividend income. The Tax-Managed Balanced and Tax-Managed Capital Appreciation Funds minimize taxable dividend income by focusing on the lower-yielding stocks in their shared benchmark index (the Russell 1000 Index). In addition, the bond portion of the Tax-Managed Balanced Fund is made up of municipal securities, which generate tax-exempt dividends.
Each Fund imposes a redemption fee on short-term investors, whose in-and-out activity can reduce the Fund's tax efficiency by causing it to realize capital gains. The fee is 1% for shares held less than five years. This fee is paid to the Fund to help cover transaction costs it incurs when selling securities to meet redemptions.
 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--
VANGUARD/(R)/ TAX-MANAGED BALANCED FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of federally tax-exempt income, long-term capital appreciation, and a modest amount of taxable current income.

PRIMARY INVESTMENT STRATEGIES
The Fund invests approximately 50% to 55% of its assets in municipal securities and the balance in common stocks. The fixed income portion of the Fund is concentrated in high-quality municipal securities with a dollar-weighted average maturity expected to be between 7 and 12 years. At least 75% of the municipal bonds purchased by the Fund will be rated in one of the top three credit-rating categories (Aaa, Aa, and A by Moody's Investors Service, Inc., or AAA, AA, and A by Standard & Poor's), as determined by an independent bond-rating agency. The Fund's stock holdings are chosen from the stocks that pay lower dividends within the Russell 1000 Index--an index that is made up of stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to minimize taxable dividends while approximating the other characteristics of the Index. The expected result is a portfolio that will loosely track the total return performance of the Index, but with lower taxable income distributions. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
The Fund is subject to several bond and stock market risks, any of which could cause an investor to lose money. However, because bond and stock prices can move in different directions or in different amounts, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings.
- With 50% to 55% of its assets in municipal securities, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline; and call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call--or repay--securities with higher coupons or interest rates before their maturity dates. The Fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. The Fund is also subject to income risk, which is the chance that the Fund's income will decline because of falling interest rates.
- With 45% to 50% of its assets in stocks, the Fund is subject to stock risks, including: stock market risk, which is the chance that stock prices overall will decline; and investment style risk, which is the chance that returns from large- and mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.
For additional information on investment risks, see MORE ON THE FUNDS.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund (including operating expenses and any applicable shareholder fees) compare with those of its benchmark indexes and a composite bond/stock index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
      ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                          1995       24.52%
                          1996       12.21
                          1997       16.55
                          1998       16.93
                          1999       15.49
                          2000       -0.50
                          2001       -3.54
                          2002       -7.07
                          2003       17.05
                          2004        7.16
      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 12.32% (quarter ended December 31, 1998), and the lowest return for a quarter was -7.25% (quarter ended September 30, 2001).


-------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                    1 YEAR  5 YEARS    10 YEARS
-------------------------------------------------------------------------------
VANGUARD TAX-MANAGED BALANCED FUND

 Return Before Taxes                                 6.11%    2.27%       9.42%
 Return After Taxes on Distributions                 6.00     2.14        9.27
 Return After Taxes on Distributions and Sale of     4.82     2.18        8.60
 Fund Shares
COMPARATIVE INDEXES (reflect no deduction for fees, expenses, or taxes)
 Russell 1000 Index                                 11.40%   -1.76%      12.16%
 Lehman Brothers 7 Year Municipal Bond Index         3.15     6.61        6.48
 Tax-Managed Balanced Composite Index*               7.29     2.76        9.66
--------------------------------------------------------------------------------
*Weighted 50% Russell 1000 Index and 50% Lehman Brothers 7 Year Municipal Bond
 Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.10%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.12%




     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
     **The 1% fee applies to shares redeemed within five years of purchase.
      The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $117         $154        $68          $154
-------------------------------------------------


 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $12          $39         $68          $154
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in March,      $10,000
June, September, and December; capital gains, if
any, are distributed annually in December.         NEWSPAPER ABBREVIATION
                                                   TxMBal
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             VANGUARD FUND NUMBER
since inception                                    103

INCEPTION DATE                                     CUSIP NUMBER
September 6, 1994                                  921943304

NET ASSETS AS OF JUNE 30, 2005                     TICKER SYMBOL
$581 million                                       VTMFX

SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

6

FUND PROFILE--VANGUARD
TAX-MANAGED GROWTH AND INCOME FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of a moderate level of current income and long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's 500 Index--an index that contains stocks of the largest U.S. companies. The Fund will hold substantially all of the S&P 500 Index stocks in approximately the same proportions as in the Index. To minimize capital gains distributions caused by portfolio trades, the Fund sells portfolio securities with a higher tax basis. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                       1995           37.53%
                       1996           23.03
                       1997           33.31
                       1998           28.67
                       1999           21.12
                       2000           -9.03
                       2001          -11.93
                       2002          -21.95
                       2003           28.53
                       2004           10.83

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ended December 31, 1998), and the lowest return for a quarter was -17.10% (quarter ended September 30, 2002).



      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                              1 YEAR     5 YEARS       10 YEARS
-------------------------------------------------------------------------------
VANGUARD TAX-MANAGED GROWTH AND INCOME FUND INVESTOR
 SHARES
 Return Before Taxes                           9.75%      -2.29%         12.09%
 Return After Taxes on
  Distributions                                9.44       -2.68          11.53
 Return After Taxes on
  Distributions and Sale of Fund Shares        6.72       -2.12          10.50
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED GROWTH AND INCOME FUND ADMIRAL SHARES*
 Return Before Taxes                           9.78%         --             --
S&P 500 INDEX (reflects no
 deduction for fees, expenses, or taxes)      10.88%      -2.30%         12.07%
-------------------------------------------------------------------------------
*From the inception of the Fund's Admiral Shares on November 12, 2001, through
 December 31, 2004, the average annual total returns were 4.11% for the Admiral Shares and 4.37% for the S&P 500 Index.
-------------------------------------------------------------------------------



NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

8



                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                                        ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                 None           None
Purchase Fee:                                             None*          None*
Sales Charge (Load) Imposed on Reinvested Dividends:      None           None
Redemption Fee:                                            1%**           1%**


ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.12%            0.09%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%            0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.14%            0.10%




  *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
  **The 1% fee applies to shares redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.


 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first examples assume that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares      $119      $160      $79       $179
Admiral Shares        115       148       56        128
---------------------------------------------------------




 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.



                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares      $14       $45       $79         $179
Admiral Shares        10        32        56          128
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS           CONVERSION FEATURES
Dividends are distributed quarterly    Investor Shares--May be converted to
in March, June, September, and        Admiral Shares if you meet eligibility
December; capital gains, if any, are  requirements
distributed annually in December.
                                       Admiral Shares--May be converted to
INVESTMENT ADVISOR                    Investor Shares if you are no longer
The Vanguard Group, Valley Forge,     eligible for Admiral Shares
Pa., since inception
                                      NEWSPAPER ABBREVIATION
                                      Investor Shares--TxMGI
INCEPTION DATE                        Admiral Shares--TxMGIAdml
Investor Shares--September 6, 1994
Admiral Shares--November 12, 2001     VANGUARD FUND NUMBER
                                      Investor Shares--101
NET ASSETS (ALL SHARE CLASSES) AS OF  Admiral Shares--5101
JUNE 30, 2005
$2.6 billion                          CUSIP NUMBER
                                      Investor Shares--921943106
SUITABLE FOR IRAS                     Admiral Shares--921943874
No
                                      TICKER SYMBOL
MINIMUM INITIAL INVESTMENT            Investor Shares--VTGIX
Investor Shares--$10,000              Admiral Shares--VTGLX
Admiral Shares--$100,000
--------------------------------------------------------------------------------

10

FUND PROFILE--VANGUARD
TAX-MANAGED CAPITAL APPRECIATION FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks that pay lower dividends included in the Russell 1000 Index--an index that is made up of the stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to minimize taxable dividends while approximating the other characteristics of the Index. The expected result is a portfolio that will loosely track the total return performance of the Index, but with lower taxable income distributions. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large- and mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                        1995        34.38%
                        1996        20.93
                        1997        27.29
                        1998        27.95
                        1999        33.50
                        2000       -10.13
                        2001       -15.34
                        2002       -23.45
                        2003        31.72
                        2004        11.75

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 25.47% (quarter ended December 31, 1998), and the lowest return for a quarter was -18.58% (quarter ended September 30, 2001).

--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                            1 YEAR      5 YEARS        10 YEARS
-------------------------------------------------------------------------------
VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
 INVESTOR SHARES
 Return Before Taxes                        10.64%       -3.03%          11.72%
 Return After Taxes on Distributions        10.43        -3.26           11.47
 Return After Taxes on
  Distributions and Sale of Fund Shares      7.21        -2.66           10.38
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
 ADMIRAL SHARES*
 Return Before Taxes                        10.66%          --              --
RUSSELL 1000 INDEX
 (reflects no deduction
 for fees, expenses, or taxes)              11.40%       -1.76%          12.16%
-------------------------------------------------------------------------------
*From the inception of the Fund's Admiral Shares on November 12, 2001, through
 December 31, 2004, the average annual total returns were 5.01% for the Admiral Shares and 5.17% for the Russell 1000 Index.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. As is the case with all mutual funds, trans-action costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

12


                                                     INVESTOR        ADMIRAL
                                                       SHARES         SHARES
                                                       ------         ------
SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:                 None           None
Purchase Fee:                                            None*          None*
Sales Charge (Load) Imposed on Reinvested Dividends:     None           None
Redemption Fee:                                           1%**           1%**



ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                     0.12%            0.09%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                          0.02%            0.01%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                   0.14%            0.10%



  *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
  **The 1% fee applies to shares redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.


 The following example is intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first examples assume that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares     $119       $160      $79       $179
Admiral Shares       115        148       56        128
---------------------------------------------------------




 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next examples assume that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first examples, because the Fund's 1% redemption fee does not apply.


                   1 YEAR   3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------
Investor Shares      $14       $45       $79         $179
Admiral Shares        10        32        56          128
---------------------------------------------------------




 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS    CONVERSION FEATURES
Distributed annually in         Investor Shares--May be converted to Admiral
December                       Shares if you meet eligibility requirements

INVESTMENT ADVISOR              Admiral Shares--May be converted to Investor
The Vanguard Group, Valley     Shares if you are no longer eligible for Admiral
Forge, Pa.,                    Shares
since inception
                               NEWSPAPER ABBREVIATION
INCEPTION DATE                 Investor Shares--TxMCap
Investor Shares--September 6,  Admiral Shares--TxMCapAdml
1994
Admiral Shares--November 12,   VANGUARD FUND NUMBER
2001                           Investor Shares--102
                               Admiral Shares--5102
NET ASSETS (ALL SHARE
CLASSES) AS OF                 CUSIP NUMBER
JUNE 30, 2005                  Investor Shares--921943205
$3.1 billion                   Admiral Shares--921943866

SUITABLE FOR IRAS              TICKER SYMBOL
No                             Investor Shares--VMCAX
                               Admiral Shares--VTCLX
MINIMUM INITIAL INVESTMENT
Investor Shares--$10,000
Admiral Shares--$100,000
--------------------------------------------------------------------------------

14

FUND PROFILE--
VANGUARD TAX-MANAGED SMALL-CAP FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index--an index that is made up of stocks of smaller U.S. companies. The Fund will hold all or substantially all of the S&P SmallCap 600 Index stocks in approximately the same proportions as in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%
                          2000          13.44%
                          2001           5.44
                          2002         -14.44
                          2003          38.51
                          2004          22.84

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.52% (quarter ended December 31, 2001), and the lowest return for a quarter was -18.41% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR          5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED SMALL-CAP FUND
 INVESTOR SHARES
 Return Before Taxes                  21.62%           11.73%            14.63%
 Return After Taxes on                21.47            11.52             14.41
  Distributions
 Return After Taxes on Distributions
  and Sale of Fund Shares             14.25            10.14             12.81
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX
 (reflects no deduction for           22.65%           11.60%            14.29%
 fees, expenses, or taxes)
--------------------------------------------------------------------------------
*Since-inception returns are from March 25, 1999--the inception date of the
 Investor Shares--through December 31, 2004.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.



      SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.12%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.14%




     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
    **The 1% fee applies to shares redeemed within five years of purchase.
      The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

16

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.



  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $119         $160         $79          $179
-------------------------------------------------



 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $14          $45         $79          $179
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10,000

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   TxMSC
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           116
March 25, 1999
                                         CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     921943403
JUNE 30, 2005
$1.4 billion                             TICKER SYMBOL
                                         VTMSX
SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

FUND PROFILE--
VANGUARD TAX-MANAGED INTERNATIONAL FUND


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund purchases stocks included in the Morgan Stanley Capital International/(R)/ Europe, Australasia, Far East (MSCI/(R)/ EAFE/(R)/)Index, which is made up of approximately 1,066 common stocks of companies located in 18 countries in Europe, Australia, Asia, and the Far East. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Investor Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Investor Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.
      ----------------------------------------------------
                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
      ----------------------------------------------------

BAR CHART
RANGE -40% TO 60%
                       2000             -14.29%
                       2001             -21.94
                       2002             -15.62
                       2003              38.67
                       2004              20.25
      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

18

 During the periods shown in the bar chart, the highest return for a calendar quarter was 19.32% (quarter ended June 30, 2003), and the lowest return for a quarter was -20.00% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                         SINCE
                                      1 YEAR          5 YEARS        INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED INTERNATIONAL FUND INVESTOR SHARES
 Return Before Taxes                  19.07%           -1.20%             2.30%
 Return After Taxes on Distributions  18.86            -1.56              1.93
 Return After Taxes on
 Distributions and Sale of Fund
  Shares                              12.99            -1.16              1.81
--------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no
 deduction for fees, expenses,
 or taxes)                            20.25%           -1.13%             2.25%
--------------------------------------------------------------------------------
*Since-inception returns are from August 17, 1999--the inception date of the
 Investor Shares--through December 31, 2004.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.19%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.04%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.23%




     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
    **The 1% fee applies to shares redeemed within five years of purchase.
      The fee applies to shares redeemed by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $128         $189      $130         $293
-------------------------------------------------



 The one- and three-year figures above include the Fund's 1% redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's 1% redemption fee does not apply.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $24          $74       $130         $293
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $10,000

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   TxMIn
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           127
August 17, 1999
                                         CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     921943809
JUNE 30, 2005
$1 billion                               TICKER SYMBOL
                                         VTMGX
SUITABLE FOR IRAS
No
--------------------------------------------------------------------------------

20

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses to pursue its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. Vanguard Tax-Managed Small-Cap Fund will invest all, or substantially all (but in no event less than 80%), of its assets in small-cap stocks, which include those stocks in the S&P SmallCap 600 Index. This policy may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE

The grid below shows, at a glance, the types of investments made by each Fund as its primary investment strategy, as well as the normal percentage of assets that each Fund commits to these investments. Market exposure is expected to play the most important role in achieving a Fund's investment objective.


                                                VANGUARD TAX-MANAGED FUND
                      -------------------------------------------------------------------------------
                                         GROWTH          CAPITAL
MARKET EXPOSURE         BALANCED       AND INCOME     APPRECIATION      SMALL-CAP      INTERNATIONAL
-----------------------------------------------------------------------------------------------------
Common stocks            45%-50%          100%            100%            100%             100%
                       Large- and     Dominated by     Large- and    Small-cap U.S.      Dominated
                      mid-cap U.S.   large-cap U.S.   mid-cap U.S.      companies      by large-cap
                        companies       companies       companies                         foreign
                                                                                         companies
-----------------------------------------------------------------------------------------------------
Municipal securities     50%-55%          None            None            None             None
-----------------------------------------------------------------------------------------------------




U.S. STOCKS

Each Fund invests in U.S. stocks as a primary investment strategy, except for the Tax-Managed International Fund, which invests in foreign stocks as a primary investment strategy. The size of the companies on which the Funds focus varies with each Fund.

FLAG
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.4     10.6      11.2        11.4
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Funds in particular.
 Keep in mind that the S&P 500 Index (the index tracked by the Tax-Managed Growth and Income Fund) holds mainly large-cap stocks. Historically, small- and mid-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including less-certain growth and dividend prospects for smaller companies. The Tax-Managed Balanced and Tax-Managed Capital Appreciation Funds hold mid-cap stocks in addition to large-cap stocks; the Tax-Managed Small-Cap Fund holds only small-cap stocks; and the Tax-Managed International Fund holds mainly large-cap foreign stocks.
 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of June 30, 2005, is:


                                     MARKET
TAX-MANAGED FUND            CAPITALIZATION
------------------------------------------
Balanced (stock portion)     $31.3 billion
Growth and Income             48.8 billion
Capital Appreciation          28.8 billion
Small-Cap                      1.2 billion
International                 28.1 billion
------------------------------------------




FOREIGN STOCKS

The Tax-Managed International Fund seeks to provide tax-efficient investment returns consisting of long-term capital growth by investing in a broadly diversified group of stocks of foreign companies.

FLAG
INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

22


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------




FLAG
THE TAX-MANAGED INTERNATIONAL FUND IS SUBJECT TO CURRENCY RISK, WHICH IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

 When the U.S. dollar falls in value versus another currency, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

FLAG
THE TAX-MANAGED INTERNATIONAL FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

 International investing involves other risks and considerations, including: generally higher costs for trading securities; foreign withholding taxes payable on the Fund's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
Worst                -23.4     -2.9       4.0      10.2
Average               12.5     10.9      12.1      13.1
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Tax-Managed International Fund in particular.

FLAG
EACH FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds tend to respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------




MUNICIPAL SECURITIES

The Tax-Managed Balanced Fund invests 50% to 55% of its assets in municipal securities. These are bonds, notes, and other fixed income instruments issued by state and local governments and regional governmental authorities, which pay income that is exempt from federal taxes. The Fund emphasizes high-quality municipal securities: At least 75% of the municipal bonds purchased by the Fund will be rated in one of the top three credit-rating categories (Aaa, Aa, and A by Moody's, or AAA, AA, and A by Standard & Poor's), as determined by an independent bond-rating agency. No more than 20% of the Fund's municipal security assets may be invested in bonds rated in the fourth-highest credit rating category (Baa by Moody's or BBB by Standard & Poor's). The remaining 5% may be invested in securities with lower credit ratings or in those that are unrated. The dollar-weighted average maturity of the Fund's municipal securities holdings is expected to be between 7 and 12 years.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 MUNICIPAL BONDS

 Municipal bonds are securities issued by state and local governments and regional governmental authorities as a way of raising money for public construction projects (for example, highways, airports, or housing); for operating expenses; or for loans to public institutions and facilities.
--------------------------------------------------------------------------------




FLAG
THE TAX-MANAGED BALANCED FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE CHANCE THAT BOND PRICES OVERALL WILL DECLINE BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK IS MODERATE FOR INTERMEDIATE-TERM BONDS SUCH AS THOSE PURCHASED BY THE FUND. FOR THE FUND OVERALL, INTEREST RATE RISK SHOULD RANGE FROM LOW TO MODERATE, BECAUSE IT INVESTS ONLY A PORTION OF ITS ASSETS IN BONDS.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

24


-------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)        INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------
*Assuming a 4% coupon.
------------------------------------------------------------------------------



 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or any Fund in particular.
 Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


FLAG
THE TAX-MANAGED BALANCED FUND IS SUBJECT TO INCOME RISK, WHICH IS THE CHANCE THAT THE FUND'S INCOME WILL DECLINE BECAUSE OF FALLING INTEREST RATES. A FUND'S INCOME DECLINES WHEN INTEREST RATES FALL BECAUSE THE FUND THEN MUST INVEST IN LOWER-YIELDING BONDS. INCOME RISK IS GENERALLY HIGHER FOR FUNDS HOLDING SHORT-TERM BONDS AND LOWER FOR FUNDS HOLDING LONG-TERM BONDS. FOR THE FUND OVERALL, INCOME RISK SHOULD RANGE FROM LOW TO MODERATE, BECAUSE IT INVESTS ONLY A PORTION OF ITS ASSETS IN BONDS.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

FLAG
THE TAX-MANAGED BALANCED FUND IS SUBJECT TO CREDIT RISK, WHICH IS THE CHANCE THAT THE ISSUER OF A BOND WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT BOND TO DECLINE. CREDIT RISK SHOULD BE LOW FOR THE FUND BECAUSE IT INVESTS ONLY A PORTION OF ITS ASSETS IN BONDS, MOST OF WHICH ARE CONSIDERED TO BE OF HIGH QUALITY.

 The credit quality of the Tax-Managed Balanced Fund is expected to be very high, thus credit risk should be low. The dollar-weighted average credit quality of the Fund's holdings, as rated by Moody's, was Aaa as of June 30, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



 The Tax-Managed Balanced Fund's bond holdings and short-term investments help to reduce--but not eliminate--some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than a fund investing exclusively in common stocks.

FLAG
THE TAX-MANAGED BALANCED FUND IS SUBJECT TO CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES, ISSUERS OF CALLABLE BONDS MAY CALL--OR REPAY--SECURITIES WITH HIGHER COUPONS OR INTEREST RATES BEFORE THEIR MATURITY DATES. THE FUND WOULD LOSE POTENTIAL PRICE APPRECIATION AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES, RESULTING IN A DECLINE IN THE FUND'S INCOME. CALL RISK IS GENERALLY MODERATE FOR INTERMEDIATE-TERM BONDS SUCH AS THOSE PURCHASED BY THE FUND. FOR THE FUND OVERALL, CALL RISK SHOULD RANGE FROM LOW TO MODERATE, BECAUSE IT INVESTS ONLY A PORTION OF ITS ASSETS IN BONDS.


SECURITY SELECTION

Each of the Funds employs an index-oriented approach to stock investing, and the only stocks purchased by a Fund are those of issuers included in its benchmark index. The Tax-Managed Balanced Fund selects municipal securities, however, based upon traditional

26

active-management techniques. The following grid shows, at a glance, the stock index tracked by each Fund.


TAX-MANAGED FUND                       INDEX
--------------------------------------------
Balanced (stock portion)        Russell 1000
Growth and Income                    S&P 500
Capital Appreciation            Russell 1000
Small-Cap                   S&P SmallCap 600
International                      MSCI EAFE
--------------------------------------------



 The benchmark indexes tracked by Vanguard's Tax-Managed Funds are broadly diversified. Similarly, the funds that track these indexes are broadly diversified, holding stocks of hundreds of companies across many different industries. It is possible that a fund's benchmark index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." For this reason, Vanguard's Tax-Managed Funds are classified as "nondiversified." However, these Funds, from inception to the date of this prospectus, in actuality, have been diversified, and Vanguard expects them to continue to be diversified.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

OTHER INVESTMENT POLICIES AND RISKS

The Tax-Managed International Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.
 Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

REDEMPTION FEES

Each Fund charges a 1% fee on shares that are redeemed within five years of purchase. This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.
 Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See INVESTING WITH VANGUARD for more information about fees.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

28


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index-oriented fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rates for domestic and foreign stock funds were approximately 98% and 87%, respectively, as reported by Morningstar, Inc., on June 30, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------


THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $885 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------





INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity and Fixed Income Groups. As of June 30, 2005, Vanguard served as advisor for about $620 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the super- vision and oversight of the trustees and officers of the Funds.
 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 ROBERT F. AUWAERTER is head of Fixed Income Portfolio Management and Principal of Vanguard. He has direct oversight responsibility for all money market, bond, and stable value funds managed by the Fixed Income Group. He has managed investment portfolios since 1978 and has been with Vanguard since 1981. He received his B.S. in Finance from The Wharton School of the University of Pennsylvania and an M.B.A. from Northwestern University.
 For the fiscal year ended December 31, 2004, each Fund's advisory expenses represented an effective annual rate of approximately 0.01% (0.02% for the Balanced and Small-Cap Funds) of its average net assets. For the fiscal period ended June 30, 2005, each Fund's advisory expenses represented an effective annual rate of approximately 0.01% (0.02% for International and 0.04% for Balanced) of its average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' semiannual report to shareholders covering the period from January 1, 2005, to June 30, 2005.

 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

30


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Funds' portfolios are:
 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed stock index funds since 1991; and has managed the Tax-Managed Capital Appreciation Fund and the Tax-Managed Small-Cap Fund since their inceptions. Education: B.S., University of Vermont; M.B.A., Villanova University.

 COREY R. HOLEMAN, Portfolio Manager for Vanguard. He has been with Vanguard since 2000 and has managed the Tax-Managed Growth and Income Fund since 2004.
 Education: B.B.A., James Madison University.

 DUANE F. KELLY, Principal of Vanguard. He has been with Vanguard since 1989; has managed stock index funds since 1992; and has managed the Tax-Managed International Fund since its inception. Education: B.S., LaSalle University.

 MICHAEL PERRE, Principal of Vanguard. He has been with Vanguard since 1990 and has managed the stock portion of the Tax-Managed Balanced Fund since 1999. Education: B.A., Saint Joseph's University; M.B.A., Villanova University.

 CHRISTOPHER M. RYON, CFA, Principal of Vanguard. He has worked in investment management for Vanguard since 1985; has managed bond funds since 1988; and
 has managed the bond portion of the Tax-Managed Balanced Fund since its inception. Education: B.S., Villanova University; M.B.A., Drexel University.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Tax-Managed Balanced and Growth and Income Funds generally are distributed in March, June, September, and December; income dividends for the Tax-Managed Capital Appreciation, Small-Cap, and International Funds generally are distri-buted in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------

BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes (except that dividends paid by the Tax-Managed Balanced Fund from its investments in municipal securities are expected to be exempt from federal income taxes). If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income,"if any, distributed by the Funds.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Although the Funds seek to minimize distributions of taxable capital gains, they may not always achieve this goal. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The Tax-Managed International Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
- The Tax-Managed Balanced Fund's income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state's income taxes. Almost all states, however, tax interest earned on municipal securities of other states.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

32


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------


GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share for the Tax-Managed Growth and Income, Capital Appreciation, Small-Cap, and International Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Tax-Managed Balanced Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of a Fund's assets may be affected to the extent that the Fund's foreign securities trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV. A fund will use fair-value pricing with respect to its fixed income securities (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a bond it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2005, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through December 31, 2004, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

34


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Tax-Managed Balanced Fund as an example. The Fund began the fiscal period ended June 30, 2005, with a net asset value (price) of $18.49 per share. During the period, the Fund earned $0.24 per share from investment income (interest and dividends). There was a decline of $0.01 per share in the value of investments held or sold by the Fund, resulting in a net increase of $0.23 per share from investment operations.

 Shareholders received $0.21 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $18.51, reflecting earnings of $0.23 per share and distributions of $0.21 per share. This was an increase of $0.02 per share (from $18.49 at the beginning of the period to $18.51 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 1.26% for the period.

 As of June 30, 2005, the Fund had approximately $581 million in net assets. For the period, its annualized expense ratio was 0.12% ($1.20 per $1,000 of net assets), and its annualized net investment income amounted to 2.64% of its average net assets. The Fund sold and replaced securities at an annualized rate of 9% of its net assets.
--------------------------------------------------------------------------------





TAX-MANAGED BALANCED FUND
--------------------------------------------------------------------------------
                                             SIX MONTHS
                                                  ENDED
                                               JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                   2005       ------------------------------------------------------------------
                                                                 2004         2003         2002         2001         2000
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $18.49        $17.72       $15.54       $17.18       $18.30       $18.87
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .24         .48++          .42          .44          .46          .48
 Net Realized and Unrealized Gain (Loss)           (.01)          .77         2.20        (1.65)       (1.12)        (.56)
 on Investments*
--------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                   .23          1.25         2.62        (1.21)        (.66)        (.08)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income**            (.21)         (.48)        (.44)        (.43)        (.46)        (.49)
 Distributions from Realized Capital Gains           --            --           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                               (.21)         (.48)        (.44)        (.43)        (.46)        (.49)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $18.51        $18.49       $17.72       $15.54       $17.18       $18.30
================================================================================================================================
TOTAL RETURN+                                     1.26%         7.16%       17.05%       -7.07%       -3.54%       -0.50%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)              $581          $561         $498         $416         $419         $400
 Ratio of Total Expenses to Average
 Net Assets                                     0.12%++         0.12%        0.17%        0.18%        0.19%        0.20%
 Ratio of Net Investment Income to
 Average Net Assets                             2.64%++       2.70%++        2.58%        2.69%        2.64%        2.61%
 Turnover Rate                                     9%++           15%          16%          24%          21%          15%
================================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.01, $0.01, and $0.01.
**For tax purposes, nontaxable dividends represent 77%, 73%, 77%, 82%, 87%, and
  92% of dividends from net investment income.
 +Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.
++Net investment income per share and ratio of net investment income to average net assets include $0.02 and 0.13%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
++Annualized.

TAX-MANAGED GROWTH AND INCOME FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,
                                              2005                            YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                           2004         2003          2002          2001         2000
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $26.36       $24.23       $19.15        $24.93        $28.66       $31.81
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .21         .47+          .34          .313          .294         .295
 Net Realized and Unrealized Gain             (.42)      2.13           5.08        (5.768)       (3.725)      (3.148)
 (Loss) on Investments*
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations             (.21)      2.60           5.42        (5.455)       (3.431)      (2.853)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (.20)      (.47)          (.34)        (.325)        (.299)       (.297)
 Distributions from Realized Capital Gains      --         --             --            --            --           --
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                          (.20)      (.47)          (.34)        (.325)        (.299)       (.297)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $25.95       $26.36       $24.23        $19.15        $24.93       $28.66
============================================================================================================================
TOTAL RETURN**                              -0.79%       10.83%       28.53%       -21.95%       -11.93%       -9.03%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)       $1,251       $1,395       $1,321        $1,077        $1,606       $2,320
 Ratio of Total Expenses to Average
 Net Assets                                0.14%++        0.14%        0.17%         0.17%         0.18%        0.19%
 Ratio of Net Investment Income to
 Average Net Assets                        1.67%++       1.89%+        1.63%         1.44%         1.13%        0.96%
 Turnover Rate                                9%++           8%           5%            9%            5%           5%
============================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.03, $0.02, and $0.02.
**Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.
 +Net investment income per share and ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
++Annualized.

36


TAX-MANAGED GROWTH AND INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                              SIX MONTHS
                                   ENDED
                                JUNE 30,                      YEAR ENDED DECEMBER 31,
                                    2005       -------------------------------------------------------
                                                  2004         2003          2002         2001*
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,                  $54.17        $49.80       $39.35        $51.24        $50.00
 BEGINNING OF PERIOD
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS                               +
 Net Investment Income               .45         .99+          .733          .673          .087
 Net Realized and
  Unrealized Gain (Loss)
  on Investments**                  (.88)         4.37       10.443       (11.870)        1.348
------------------------------------------------------------------------------------------------------
 Total from Investment              (.43)         5.36       11.176       (11.197)        1.435
 Operations
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income                 (.42)         (.99)       (.726)        (.693)        (.195)
 Distributions from
 Realized Capital Gains               --            --           --            --            --
------------------------------------------------------------------------------------------------------
 Total Distributions                (.42)         (.99)       (.726)        (.693)        (.195)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END              $53.32        $54.17       $49.80        $39.35        $51.24
 OF PERIOD
======================================================================================================
TOTAL RETURN+                     -0.79%        10.87%       28.64%       -21.92%         2.87%
======================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
 Period (Millions)                $1,043          $954         $777          $520          $505
 Ratio of Total
  Expenses to Average
  Net Assets                     0.10%++         0.10%        0.11%         0.11%       0.14%++
 Ratio of Net
  Investment Income to                              +
  Average Net Assets             1.71%++       1.96%+         1.69%         1.52%       1.26%++
 Turnover Rate                      9%++            8%           5%            9%            5%
======================================================================================================
 *Since inception, November 12, 2001.
**Includes increases from redemption fees of $0.01, $0.02, $0.02, $0.05, and
  $0.03.
 +Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.
++Annualized.
 +
 +Net investment income per share and the ratio of net investment income to average net assets include $0.16 and 0.31% respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

TAX-MANAGED CAPITAL APPRECIATION FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,
                                              2005                             YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                                            2004         2003          2002          2001          2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $28.05        $25.43       $19.49        $25.73        $30.59        $34.17
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                         .16         .365+         .238          .196          .164          .117
 Net Realized and Unrealized Gain             (.02)        2.622        5.940        (6.231)       (4.854)       (3.578)
 (Loss) on Investments*
------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              .14         2.987        6.178        (6.035)       (4.690)       (3.461)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income           --         (.367)       (.238)        (.205)        (.170)        (.119)
 Distributions from Realized Capital            --            --           --            --            --            --
 Gains
------------------------------------------------------------------------------------------------------------------------------
 Total Distributions                            --         (.367)       (.238)        (.205)        (.170)        (.119)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $28.19        $28.05       $25.43        $19.49        $25.73        $30.59
==============================================================================================================================
TOTAL RETURN**                               0.50%        11.75%       31.72%       -23.45%       -15.34%       -10.13%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA

 Net Assets, End of Period (Millions)       $1,424        $1,596       $1,466        $1,154        $1,678        $2,643
 Ratio of Total Expenses to Average
 Net Assets                                0.14%++         0.14%        0.17%         0.17%         0.18%         0.19%
 Ratio of Net Investment Income to
 Average Net Assets                        1.19%++        1.40%+        1.09%         0.87%         0.60%         0.36%
 Turnover Rate                                7%++            5%          11%           10%           13%           17%
==============================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.02, $0.02, and $0.01.
**Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.
+Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.24%, respectively, resulting from a special dividend from
 Microsoft Corp. in November 2004.
++Annualized.

38


TAX-MANAGED CAPITAL APPRECIATION FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                         SIX MONTHS
                              ENDED
                           JUNE 30,                  YEAR ENDED DECEMBER 31,
                               2005       ------------------------------------------------------
                                            2004         2003          2002         2001*
------------------------------------------------------------------------------------------------
NET ASSET VALUE,             $56.46       $51.20       $39.24        $51.79        $50.00
 BEGINNING OF PERIOD
------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS                          +
 Net Investment Income          .34        .762+          .51           .42          .064
 Net Realized and
  Unrealized Gain (Loss)
  on Investments**             (.04)       5.263        11.96        (12.53)        2.072

------------------------------------------------------------------------------------------------
 Total from Investment          .30        6.025        12.47        (12.11)        2.136
 Operations
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              --        (.765)        (.51)         (.44)        (.346)
 Distributions from
  Realized Capital Gains         --           --           --            --            --
------------------------------------------------------------------------------------------------
 Total Distributions             --        (.765)        (.51)         (.44)        (.346)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END         $56.76       $56.46       $51.20        $39.24        $51.79
 OF PERIOD
================================================================================================
TOTAL RETURN+                 0.53%       11.77%       31.80%       -23.38%         4.26%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)          $1,536       $1,397       $1,103          $741          $778
 Ratio of Total
  Expenses to Average
  Net Assets                0.10%++        0.10%        0.11%         0.11%       0.14%++
 Ratio of Net Investment
  Income to Average                            +
  Net Assets                1.23%++        1.47+        1.16%         0.95%       0.79%++
 Turnover Rate                 7%++           5%          11%           10%           13%
================================================================================================
 *Since inception, November 12, 2001.
**Includes increases from redemption fees of $0.01, $0.01, $0.02, $0.03, and
  $0.03.
 +Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares held at least one year but less than five years.
++Annualized.
 +
 +Net investment income per share and the ratio of net investment income to average net assets include $0.122 and 0.24% respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

TAX-MANAGED SMALL-CAP FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,                           YEAR ENDED DECEMBER 31,
                                              2005       ------------------------------------------------------------------
                                                           2004         2003          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $21.25       $17.44       $12.67        $14.92       $14.23       $12.61
---------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                         .09         .172         .109          .092         .079         .074
 Net Realized and Unrealized Gain              .31        3.811        4.770        (2.247)        .696        1.620
 (Loss) on Investments**
---------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations              .40        3.983        4.879        (2.155)        .775        1.694
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS

 Dividends from Net Investment Income           --        (.173)       (.109)        (.095)       (.085)       (.074)
 Distributions from Realized Capital Gains      --           --           --            --           --           --
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions                            --        (.173)       (.109)        (.095)       (.085)       (.074)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $21.65       $21.25       $17.44        $12.67       $14.92       $14.23
===========================================================================================================================
TOTAL RETURN**                               1.88%       22.84%       38.51%       -14.44%        5.44%       13.44%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)       $1,355       $1,282         $929          $601         $568         $368
 Ratio of Total Expenses to Average
  Net Assets                                0.14%+        0.14%        0.17%         0.17%        0.20%        0.20%
 Ratio of Net Investment Income to
  Average Net Assets                        0.91%+        0.96%        0.77%         0.68%        0.63%        0.64%
 Turnover Rate                                12%+          19%          21%           21%          25%          64%
===========================================================================================================================
 *Includes increases from redemption fees of $0.01, $0.01, $0.01, $0.01, $0.00, and $0.00.
**Total returns do not reflect the transaction fee on purchases (0.50% from
  April 1, 2000, through March 31, 2002; 1% through March 31, 2000), the 2%
  redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

40


TAX-MANAGED INTERNATIONAL FUND INVESTOR SHARES
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2005       -------------------------------------------------------------
                                                           2004         2003          2002          2001          2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.33        $8.76        $6.43         $7.79        $10.14        $11.96
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .174         .201         .158           .14          .111           .11
 Net Realized and Unrealized Gain            (.332)       1.571        2.325         (1.36)       (2.336)        (1.82)
 (Loss) on Investments*
-----------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations            (.158)       1.772        2.483         (1.22)       (2.225)        (1.71)
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.002)       (.202)       (.153)         (.14)        (.125)         (.11)
 Distributions from Realized Capital Gains      --           --           --            --            --            --
-----------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.002)       (.202)       (.153)         (.14)        (.125)         (.11)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.17       $10.33        $8.76         $6.43        $ 7.79        $10.14
=======================================================================================================================
TOTAL RETURN**                              -1.53%       20.25%       38.67%       -15.62%       -21.94%       -14.29%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $923         $825         $514          $334          $327          $241
 Ratio of Total Expenses to Average
  Net Assets                                0.23%+        0.23%        0.28%         0.31%         0.35%         0.35%
 Ratio of Net Investment Income to
 Average Net Assets                         3.62%+        2.34%        2.33%         2.04%         1.49%         1.24%
 Turnover Rate                                 6%+           5%           9%            7%           20%            5%
=======================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.00, $0.01, $0.01, $0.00, and $0.01,
**Total returns do not reflect the transaction fee on purchases (0.25% from
  April 1, 2000, through March 31, 2002; 0.75% through March 31, 2000), the 2%
  redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.

                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                             FREQUENT-TRADING LIMITS
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $10,000.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $100,000 for new investors. Shareholders who are registered on Vanguard.com, have held shares of the Fund for ten years, and have $50,000 or more in that Fund account are eligible to convert their Investor Shares to Admiral Shares. See Converting Shares.
Institutional clients should contact Vanguard for information on special rules that may apply to them.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase

42

shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.

BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.
GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES
BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement or print a deposit slip online. Make your check payable to: Vanguard--"Fund number". For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.
BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC
INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.
BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC
INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^ADMIRAL SHARES. Please note that Admiral Shares are NOT available for:
- SIMPLE IRAs and 403(b)(7) custodial accounts;
- Other retirement plan accounts receiving special administrative services from Vanguard; or
- Accounts maintained by financial intermediaries, except in limited circumstances.
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including

44

purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully.
Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSIONS FROM INVESTOR SHARES INTO ADMIRAL SHARES
Shares purchased before the issuance of Admiral Shares are considered Investor Shares. SELF-DIRECTED CONVERSIONS. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $100,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online, or you may contact Vanguard by telephone or by mail to request this transaction. See Contacting Vanguard.
TENURE CONVERSIONS. You are eligible for a self-directed conversion from Investor Shares into Admiral Shares if you have had an account in the Fund for ten years, that account balance is at least $50,000, and you are registered with Vanguard.com. Registered users of Vanguard.com may request a tenure conversion online, or you may contact Vanguard by telephone or by mail to request this transaction.

AUTOMATIC CONVERSIONS. The Fund conducts periodic reviews of account balances and may convert an eligible investor's Investor Shares into Admiral Shares. The Fund will notify the investor in writing before any automatic conversion into Admiral Shares. You may instruct the Fund if you do not wish to convert to the lower-cost Admiral Shares. Automatic conversions do not apply to accounts that qualify for Admiral Shares on the basis of tenure in the Fund.

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES If an investor no longer meets the requirements for Institutional Shares or Admiral Shares, the Fund may automatically convert the investor's shares into another share class, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into another share class.

CONVERSIONS INTO INSTITUTIONAL SHARES
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. Automatic conversions do not apply to accounts that qualify for Institutional Shares. The Fund's Institutional Shares are offered through a separate prospectus. Please contact Vanguard's Institutional Division for more information.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com. BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

46

GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. The minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

REDEMPTION FEES
The Funds charge a 1% redemption fee on shares held less than five years. The fee applies to shares redeemed by sell-ing or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.
 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

 Redemption fees do not apply to the following:
- Redemption of shares purchased with reinvested dividend and capital gains distributions.
- Share transfers, rollovers, or re-registrations within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Redemptions of shares to pay fund or account fees.
- Section 529 college savings plans.
- Distributions by shareholders age 70 1/2 or older from the following:
 - Traditional IRAs.
 - Inherited IRAs (traditional and Roth).
 - Rollover IRAs.
 - SEP-IRAs.
 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.
 - SIMPLE IRAs.
 - Vanguard Retirement Plans for which Vanguard
   Fiduciary Trust Company serves as trustee.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.
 In addition to the exclusions previously listed, redemption fees will not apply to:
- Exchanges of shares purchased with participant payroll or employer contributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Direct rollovers into IRAs.
- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.
 In plans for which Vanguard is recordkeeper, redemption fees will apply to participants effective after the close of business on December 30, 2005.
 If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that

48

firm's materials carefully to learn of any rules or fees that may apply. Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.
^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.
^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been con-firmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.
 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

 The policy does not apply to the following:

- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares by Vanguard to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.

50

- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds investing in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER
THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.
^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.

52

- Fund name and account number, if applicable.
- Other information relating to the account.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent). Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your trans-action request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED, AND AUTOMATIC CONVERSIONS BETWEEN INVESTOR SHARES AND ADMIRAL SHARES GENERALLY ARE NOT AVAILABLE TO ACCOUNTS HELD THROUGH INTERMEDIARIES. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM AND TO LEARN ABOUT OTHER RULES THAT MAY APPLY.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.
   For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

RIGHT TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes

54

may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS
We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Tax-Managed Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Fund's holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests
- 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273 (ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at
800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at
800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

56

ADMIRAL SERVICE CENTER
888-237-9949
- For Admiral account information
- For most Admiral transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798
- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Tax-Managed Balanced Fund--103 (Investor
Shares only)
 Vanguard Tax-Managed Growth and Income Fund--101 (Investor Shares) or 5101 (Admiral Shares)
 Vanguard Tax-Managed Capital Appreciation Fund--102 (Investor Shares) or 5102 (Admiral Shares)
 Vanguard Tax-Managed Small-Cap Fund--116 (Investor Shares only)
 Vanguard Tax-Managed International Fund--127 (Investor Shares only)


The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard
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


GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BALANCED FUND
A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

COUPON
The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                       SHIP LOGO
                                                        THE VANGUARD GROUP /(R)/

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600



FOR MORE INFORMATION
If you would like more information about Vanguard Tax-Managed Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)
TEXT TELEPHONE:
800-749-7273



INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-942-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Funds' Investment Company Act
                                                          file number: 811-07175

                                               (C) 2005 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P087 112005

                                                 VANGUARD TAX-MANAGED FUNDS/(R)/

                                        Institutional Shares . November 16, 2005

This prospectus
contains financial data
for the Funds through
the fiscal period ended
June 30, 2005.

                                     VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
                                  VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
                                             VANGUARD TAX-MANAGED SMALL-CAP FUND
                                         VANGUARD TAX-MANAGED INTERNATIONAL FUND

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                        THE VANGUARD GROUP /(R)/

VANGUARD TAX-MANAGED FUNDS
Institutional Shares
Prospectus
November 16, 2005

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
  1 AN INTRODUCTION TO TAX-MANAGED INVESTING
  2 FUND PROFILES
    2 Vanguard Tax-Managed
      Growth and Income Fund Institutional Shares
    5 Vanguard Tax-Managed
      Capital Appreciation Fund Institutional Shares
    8 Vanguard Tax-Managed
      Small-Cap Fund Institutional Shares
    11 Vanguard Tax-Managed International Fund
       Institutional Shares
  14 MORE ON THE FUNDS
  20 THE FUNDS AND VANGUARD
  20 INVESTMENT ADVISOR
  21 DIVIDENDS, CAPITAL GAINS,
     AND TAXES
  23 SHARE PRICE
  24 FINANCIAL HIGHLIGHTS
  29 INVESTING WITH VANGUARD
   29 Buying Shares
   32 Converting Shares
   32 Redeeming Shares
   36 Exchanging Shares
   36 Frequent-Trading Limits
   38 Other Rules You Should Know
   41 Fund and Account Updates
   42 Contacting Vanguard

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 SHARE CLASS OVERVIEW

 This prospectus offers the Funds' Institutional Shares, which are for investors who invest a minimum of $5 million. To obtain a copy of the prospectus that offers the Funds' Investor Shares and Admiral(TM) Shares, please call Vanguard at 800-662-7447.

 The Funds' separate share classes have different expenses; as a result, their investment performances will differ.
-------------------------------------------------------------------------------

AN INTRODUCTION TO TAX-MANAGED INVESTING

Most mutual funds seek to maximize pre-tax total returns, without regard to the personal tax consequences for investors. Yet most investors stand to lose a significant portion of their investment returns to federal, state, and local taxes. Fund dividends and short-term capital gains are now taxed at federal income tax rates as high as 35%; and for long-term capital gains, the rates can be up to 15%. The Vanguard Tax-Managed Funds aim to minimize the impact of taxes on investors' total returns by operating in a tax-efficient manner. The Funds use these tax-management techniques:
- Low turnover. Each Fund minimizes turnover by employing an index-oriented approach to stock investing. Instead of trading frequently, the Fund simply buys and holds all, or a representative sample, of the stocks that make up its benchmark index. Frequent trading--a hallmark of many actively managed funds--causes a fund to realize capital gains, which must then be distributed to shareholders, reducing after-tax returns.
- A disciplined sell-selection method. When selling specific securities, each Fund will select a specific share lot--more often than not, the highest-cost shares--in order to minimize realized capital gains. In addition, the Fund may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.
- Bias against taxable dividend income. The Tax-Managed Capital Appreciation Fund minimizes taxable dividend income by focusing on the lower-yielding stocks in its benchmark index (the Russell 1000 Index).

Each Fund imposes a redemption fee on short-term investors, whose in-and-out activity can reduce the Fund's tax efficiency by causing it to realize capital gains. The fee is 1% for shares held less than five years. This fee is paid to the Fund to help cover transaction costs it incurs when selling securities to meet redemptions.

 On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

2

FUND PROFILE--VANGUARD/(R)/ TAX-MANAGED
GROWTH AND INCOME FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of a moderate level of current income and long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's 500 Index--an index that contains stocks of the largest U.S. companies. The Fund will hold substantially all of the S&P 500 Index stocks in approximately the same proportions as in the Index. To minimize capital gains distributions caused by portfolio trades, the Fund sells portfolio securities with a higher tax basis. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Specific types of stocks tend to go through cycles of doing better--or worse--than the stock market in general. These periods have, in the past, lasted for as long as several years.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                        2000           -8.96%
                        2001          -11.84
                        2002          -21.88
                        2003           28.69
                        2004           10.87

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 15.39% (quarter ended June 30, 2003), and the lowest return for a quarter was -17.08% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                        1 YEAR       5 YEARS           SINCE
                                                                      INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TAX-MANAGED GROWTH AND INCOME FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                     9.79%        -2.20%             1.11%
 Return After Taxes on                   9.46         -2.62              0.67
  Distributions
 Return After Taxes on                   6.76         -2.07              0.71
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
S&P 500 INDEX (reflects no              10.88%        -2.30%             1.00%
 deduction for fees, expenses,
 or taxes)
-------------------------------------------------------------------------------
*Since-inception returns are from March 4, 1999--the inception date of the
 Institutional Shares--through December 31, 2004.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.06%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.07%

     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
    **The 1% fee applies to shares redeemed within five years of purchase.
      The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

4

 The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    112$         138$       40$           90$
-------------------------------------------------



 The one- and three-year figures above include the Fund's redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's redemption fee does not apply.




  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
     $7         $23         $40           $90
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                        MINIMUM INITIAL INVESTMENT
Dividends are distributed quarterly in March,      $5 million
June, September, and December; capital gains, if
any, are distributed annually in December.         NEWSPAPER ABBREVIATION
                                                   TxMGIIst
INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,             VANGUARD FUND NUMBER
since inception                                    136

INCEPTION DATE                                     CUSIP NUMBER
Investor Shares--September 6, 1994                 921943700
Institutional Shares--March 4, 1999
                                                   TICKER SYMBOL
NET ASSETS (ALL SHARE CLASSES) AS OF               VTMIX
JUNE 30, 2005
$2.6 billion
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD TAX-MANAGED
CAPITAL APPRECIATION FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks that pay lower dividends included in the Russell 1000 Index--an index that is made up of the stocks of large- and mid-capitalization U.S. companies. The Fund uses statistical methods to "sample" the Index, aiming to minimize taxable dividends while approximating the other characteristics of the Index. The expected result is a portfolio that will loosely track the total return performance of the Index, but with lower taxable income distributions. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from large- and mid-capitalization stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                    2000             -10.07%
                    2001             -15.26
                    2002             -23.37
                    2003              31.87
                    2004              11.78

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

6

 During the periods shown in the bar chart, the highest return for a calendar quarter was 16.07% (quarter ended June 30, 2003), and the lowest return for a quarter was -18.57% (quarter ended September 30, 2001).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                                        SINCE
                                        1 YEAR       5 YEARS        INCEPTION*
-------------------------------------------------------------------------------
VANGUARD TAX-MANAGED CAPITAL APPRECIATION FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                    10.68%        -2.96%             2.00%
 Return After Taxes on                  10.45         -3.20              1.74
  Distributions
 Return After Taxes on                   7.24         -2.61              1.58
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
RUSSELL 1000 INDEX (reflects no         11.40%        -1.76%             1.48%
 deduction for fees, expenses,
 or taxes)
-------------------------------------------------------------------------------
*Since-inception returns are from February 24, 1999--the inception date of the
 Institutional Shares--through December 31, 2004.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.06%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.07%


     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
    **The 1% fee applies to shares redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
   $112         $138        $40           $90
-------------------------------------------------


 The one- and three-year figures above include the Fund's redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's redemption fee does not apply.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
     $7          $23        $40           $90
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $5 million

INVESTMENT ADVISOR                       NEWSPAPER ABBREVIATION
The Vanguard Group, Valley Forge, Pa.,   TxMCaIst
since inception
                                         VANGUARD FUND NUMBER
INCEPTION DATE                           135
Investor Shares--September 6, 1994
Institutional Shares--February 24, 1999  CUSIP NUMBER
                                         921943601
NET ASSETS (ALL SHARE CLASSES) AS OF
JUNE 30, 2005                            TICKER SYMBOL
$3.1 billion                             VTCIX

--------------------------------------------------------------------------------

8

FUND PROFILE--VANGUARD TAX-MANAGED
SMALL-CAP FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index--an index that is made up of stocks of smaller U.S. companies. The Fund will hold all or substantially all of the S&P SmallCap 600 Index stocks in approximately the same proportions as in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                       2000          13.53%
                       2001           5.53
                       2002         -14.36
                       2003          38.68
                       2004          22.83

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.43% (quarter ended December 31, 2001), and the lowest return for a quarter was -18.39% (quarter ended September 30, 2002).

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------
                                                                        SINCE
                                            1 YEAR       5 YEARS    INCEPTION*
--------------------------------------------------------------------------------
VANGUARD TAX-MANAGED SMALL-CAP FUND INSTITUTIONAL
 SHARES
 Return Before Taxes                        21.61%        11.81%         13.51%
 Return After Taxes on                      21.46         11.59          13.27
  Distributions
 Return After Taxes on                      14.25         10.21          11.77
  Distributions and
  Sale of Fund Shares
--------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX
 (reflects no                               22.65%        11.60%         13.17%
 deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
*Since-inception returns are from April 21, 1999--the inception date of the
 Institutional Shares--through December 31, 2004.
--------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.08%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.01%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.09%



     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
    **The 1% fee applies to shares redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

10

 The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $114        $145        $51          $115
-------------------------------------------------


 The one- and three-year figures above include the Fund's redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's redemption fee does not apply.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $9          $29         $51          $115
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $5 million

INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          TxMSCIst

INCEPTION DATE                           VANGUARD FUND NUMBER
Investor Shares--March 25,1999           118
Institutional Shares--April 21,1999
                                         CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     921943502
JUNE 30, 2005
$1.4 billion                             TICKER SYMBOL
                                         VTSIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD TAX-MANAGED INTERNATIONAL FUND INSTITUTIONAL SHARES


INVESTMENT OBJECTIVE
The Fund seeks to provide a tax-efficient investment return consisting of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund purchases stocks included in the Morgan Stanley Capital International/(R)/ Europe, Australasia, Far East (MSCI/(R)/ EAFE/(R)/) Index, which is made up of approximately 1,066 common stocks of companies located in 18 countries in Europe, Australia, Asia, and the Far East. The Fund uses statistical methods to "sample" the Index, aiming to closely track its investment performance. For more information, see "Security Selection" under MORE ON THE FUNDS.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.
- Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
- Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's Institutional Shares (including operating expenses but excluding shareholder fees) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund's Institutional Shares (including operating expenses and any applicable shareholder fees) compare with those of the Fund's benchmark index. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

      ----------------------------------------------------
                   ANNUAL TOTAL RETURNS--INSTITUTIONAL SHARES
      ----------------------------------------------------
BAR CHART
RANGE -40% TO 60%

                        2002        -15.52%
                        2003         38.94
                        2004         20.19

      ----------------------------------------------------
     If applicable shareholder fees were reflected, returns would be less than those shown.
      ----------------------------------------------------

12

 During the periods shown in the bar chart, the highest return for a calendar quarter was 19.32% (quarter ended June 30, 2003), and the lowest return for a quarter was -19.87% (quarter ended September 30, 2002).


--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004
-------------------------------------------------------------------------------
                                                               SINCE INCEPTION*
                                                   1 YEAR
-------------------------------------------------------------------------------
VANGUARD TAX-MANAGED INTERNATIONAL FUND
 INSTITUTIONAL SHARES
 Return Before Taxes                                19.02%                2.26%
 Return After Taxes on                              18.80                 1.86
  Distributions
 Return After Taxes on                              12.97                 1.78
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
MSCI EAFE INDEX (reflects no deduction              20.25%                2.46%
 for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*Since-inception returns are from January 4, 2001--the inception date of the
 Institutional Shares--through December 31, 2004.
-------------------------------------------------------------------------------


NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When calculating after-tax return figures for a fund, this presentation assumes the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but does not reflect state or local income taxes. Please note that actual after-tax returns will vary for a fund's separate share classes and are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Purchase Fee:                                                       None*
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                      1%**

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                               0.11%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                    0.04%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.15%


     *The Fund reserves the right to deduct a purchase fee from future purchases of shares.
    **The 1% fee applies to shares redeemed within five years of purchase. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.

 The following examples are intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The first example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $120         $164        $85          $192
-------------------------------------------------



 The one- and three-year figures above include the Fund's redemption fee. The five- and ten-year figures do not include the fee, because it applies only to shares held for less than five years.

 The next example assumes that you did not redeem your shares at the end of the given period. Expenses for the one- and three-year periods are lower than in the first example, because the Fund's redemption fee does not apply.


  1 YEAR      3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------
    $15          $48         $85          $192
-------------------------------------------------



 THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS              MINIMUM INITIAL INVESTMENT
Distributed annually in December         $5 million

INVESTMENT ADVISOR
The Vanguard Group, Valley Forge, Pa.,   NEWSPAPER ABBREVIATION
since inception                          TxMInIst

INCEPTION DATE                           VANGUARD FUND NUMBER
Investor Shares--August 17, 1999         137
Institutional Shares--January 4, 2001
                                         CUSIP NUMBER
NET ASSETS (ALL SHARE CLASSES) AS OF     921934882
JUNE 30, 2005
$1 billion                               TICKER SYMBOL
                                         VTMNX
--------------------------------------------------------------------------------

14

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote. Vanguard Tax-Managed Small-Cap Fund will invest all, or substantially all (but in no event less than 80%), of its assets in small-cap stocks, which include those stocks in the S&P SmallCap 600 Index. This policy may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE

The grid below shows, at a glance, the types of investments made by each Fund as its primary investment strategy, as well as the normal percentage of assets that each Fund commits to these investments. Market exposure is expected to play the most important role in achieving a Fund's investment objective.


--------------------------------------------------------------------------------
                                   VANGUARD TAX-MANAGED FUND
                 ---------------------------------------------------------------
                     GROWTH          CAPITAL
MARKET EXPOSURE    AND INCOME     APPRECIATION     SMALL-CAP      INTERNATIONAL
--------------------------------------------------------------------------------
Common stocks         100%            100%            100%            100%
                  Dominated by     Large- and    Small-cap U.S.   Dominated by
                 large-cap U.S.   mid-cap U.S.     companies        large-cap
                    companies       companies                        foreign
                                                                    companies
--------------------------------------------------------------------------------


U.S. STOCKS

Each Fund invests in U.S. stocks as a primary investment strategy, except for the Tax-Managed International Fund, which invests in foreign stocks as a primary investment strategy. The size of the companies on which the Funds focus varies with each Fund.

FLAG
EACH FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%       17.8%
Worst                -43.1    -12.4      -0.8         3.1
Average               12.4      10.6     11.2        11.4
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2004. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.6%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Funds in particular.
 Keep in mind that the S&P 500 Index (the index tracked by the Tax-Managed Growth and Income Fund) holds mainly large-cap stocks. Historically, small- and mid-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including less-certain growth and dividend prospects for smaller companies. The Tax-Managed Capital Appreciation Fund holds mid-cap stocks in addition to large-cap stocks; the Tax-Managed Small-Cap Fund holds only small-cap stocks; and the Tax-Managed International Fund holds mainly large-cap foreign stocks.

 Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of each Fund as of June 30, 2005, is:


                                MARKET
TAX-MANAGED FUND        CAPITALIZATION
--------------------------------------
Growth and Income        $48.8 billion
Capital Appreciation      28.8 billion
Small-Cap                  1.2 billion
International             28.1 billion
--------------------------------------



FOREIGN STOCKS

The Tax-Managed International Fund seeks to provide tax-efficient investment returns consisting of long-term capital growth by investing in a broadly diversified group of stocks of foreign companies.

FLAG
INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF FOREIGN STOCKS AND THE PRICES OF U.S. STOCKS HAVE, AT TIMES, MOVED IN OPPOSITE DIRECTIONS.

16


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------




FLAG
THE TAX-MANAGED INTERNATIONAL FUND IS SUBJECT TO CURRENCY RISK, WHICH IS THE CHANCE THAT THE VALUE OF A FOREIGN INVESTMENT, MEASURED IN U.S. DOLLARS, WILL DECREASE BECAUSE OF UNFAVORABLE CHANGES IN CURRENCY EXCHANGE RATES.

 When the U.S. dollar falls in value versus another currency, returns from international stocks are enhanced because a given sum in foreign currency translates into more U.S. dollars.

FLAG
THE TAX-MANAGED INTERNATIONAL FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS.

 International investing involves other risks and considerations, including: generally higher costs for trading securities; foreign withholding taxes payable on the Fund's securities, which can reduce dividend income available to distribute to shareholders; and adverse changes in regulatory or legal climates.
 To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2004)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
Worst                -23.4     -2.9       4.0      10.2
Average               12.5     10.9      12.1      13.1
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2004. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or the Tax-Managed International Fund in particular.

FLAG
EACH FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE CHANCE THAT RETURNS FROM THE TYPES OF STOCKS IN WHICH THE FUND INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. SPECIFIC TYPES OF STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Each of the Funds employs an index-oriented approach to stock investing, and the only stocks purchased by a Fund are those of issuers included in its benchmark index. The following grid shows, at a glance, the stock index tracked by each Fund.


TAX-MANAGED FUND                   INDEX
----------------------------------------
Growth and Income                S&P 500
Capital Appreciation        Russell 1000
Small-Cap               S&P SmallCap 600
International                  MSCI EAFE
----------------------------------------



 The benchmark indexes tracked by Vanguard's Tax-Managed Funds are broadly diversified. Similarly, the funds that track these indexes are broadly diversified, holding stocks of hundreds of companies across many different industries. It is possible that a fund's benchmark index, in the future, could become less diversified if the index's largest companies significantly increase in value relative to the index's other components. In an extreme situation, a fund tracking such an index might no longer meet the legal definition of "diversified." For this reason, Vanguard's Tax-Managed Funds are classified as "nondiversified." However, these Funds, from inception to the date of this prospectus, in actuality, have been diversified, and Vanguard expects them to continue to be diversified.

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). When investing in a CMT Fund, the Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.

OTHER INVESTMENT POLICIES AND RISKS

The Tax-Managed International Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.
 Each Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

18

REDEMPTION FEES

Each Fund charges a 1% fee on shares that are redeemed within five years of purchase. This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.
 Unlike a sales charge or load paid to a broker or fund management company, the redemption fee is paid directly to a Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. See INVESTING WITH VANGUARD for more information about fees.

FREQUENT TRADING OR MARKET-TIMING

Background
Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage.
Investors also may try to engage in frequent trading of funds that hold investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading
The Vanguard funds (other than money market funds, short-term bond funds, and VIPER/(R)/ Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) generally limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the SHARE PRICE section. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


TURNOVER RATE

Although the Funds normally seek to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, an index-oriented fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes--such as the S&P 500 Index--typically do not change significantly from year to year. Turnover rates for mid-cap and small-cap stock index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are the most likely to change as a result of companies merging, growing, or failing. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rates for domestic and foreign stock funds were approximately 98% and 87%, respectively, as reported by Morningstar, Inc., on June 30, 2005.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------

20

THE FUNDS AND VANGUARD

Each Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $885 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of June 30, 2005, Vanguard served as advisor for about $620 billion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

 GEORGE U. SAUTER is Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value funds, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.
 For the fiscal year ended December 31, 2004, each Fund's advisory expenses represented an effective annual rate of approximately 0.01% (0.02% for the Small-Cap Fund) of its average net assets. For the fiscal period ended June 30, 2005, each Fund's advisory expenses represented an effective annual rate of approximately 0.01% (0.02% for International) of its average net assets.
 For a discussion of why the board of trustees approved each Fund's investment advisory arrangement, see the Funds' semiannual report to shareholders covering the period from January 1, 2005, to June 30, 2005.
 The Statement of Additional Information provides information about each portfolio manager's compensation, other accounts under management, and ownership of securities in the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          THE FUNDS' PORTFOLIO MANAGERS

 The managers primarily responsible for the day-to-day management of the Funds' portfolios are:
 MICHAEL H. BUEK, CFA, Principal of Vanguard. He has been with Vanguard since 1987; has managed stock index funds since 1991; and has managed the Tax-Managed Capital Appreciation Fund and the Tax-Managed Small-Cap Fund since their inceptions. Education: B.S., University of Vermont; M.B.A., Villanova University.

 COREY R. HOLEMAN, Portfolio Manager for Vanguard. He has been with Vanguard since 2000 and has managed the Tax-Managed Growth and Income Fund since 2004.
 Education: B.B.A., James Madison University.

 DUANE F. KELLY, Principal of Vanguard. He has been with Vanguard since 1989; has managed stock index funds since 1992; and has managed the Tax-Managed International Fund since its inception. Education: B.S., LaSalle University.
--------------------------------------------------------------------------------





DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends for the Tax-Managed Growth and Income Fund generally are distributed in March, June, September, and December; income dividends for the Tax-Managed Capital Appreciation, Small-Cap, and International Funds generally are distributed in December. Capital gains distributions generally occur in December. In addition, the Funds may occasionally be required to make supplemental distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

22

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Although the Funds seek to minimize distributions of taxable capital gains, they may not always achieve this goal. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
- The Tax-Managed International Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.
- Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

 Unless you are investing through a tax-deferred retirement account (such as an
 IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------




GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the underlying mutual funds (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as VIPERs/(R)/).
 When reliable market quotations are not readily available, securities are priced at their fair value; a security's fair value is the amount that the owner might reasonably expect to receive upon the sale of the security. A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.
 Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.
 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

24

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Institutional Shares' financial performance for the periods shown, and certain information reflects financial results for a single Institutional Share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Institutional Shares (assuming reinvestment of all distributions). The information for the six-month period ended June 30, 2005, has not been audited by an independent registered public accounting firm. The information for all periods in the table through December 31, 2004, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 This explanation uses the Tax-Managed Growth and Income Fund's Institutional Shares as an example. The Institutional Shares began the fiscal period ended June 30, 2005, with a net asset value (price) of $26.36 per share. During the period, each Institutional Share earned $0.218 from investment income (interest and dividends). There was a decline of $0.42 per share in the value of investments held or sold by the Fund, resulting in a net decrease of $0.202 per share from investment operations.

 Shareholders received $0.208 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $25.95, reflecting losses of $0.202 per share and distributions of $0.208 per share. This was a decrease of $0.41 per share (from $26.36 at the beginning of the period to $25.95 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -0.76% for the period.

 As of June 30, 2005, the Institutional Shares had approximately $278 million in net assets. For the period, its annualized expense ratio was 0.07% ($0.70 per $1,000 of net assets), and its annualized net investment income amounted to 1.74% of its average net assets. The Fund sold and replaced securities valued at an annualized rate of 9% of its net assets.
--------------------------------------------------------------------------------





TAX-MANAGED GROWTH AND INCOME FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                        SIX MONTHS
                                             ENDED
                                          JUNE 30,                            YEAR ENDED DECEMBER 31,
                                              2005      -------------------------------------------------------------------
                                                           2004         2003          2002          2001         2000
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $26.36       $24.24       $19.15        $24.93        $28.66       $31.81
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .218        .479+         .369          .331          .319         .319
 Net Realized and Unrealized Gain            (.420)       2.130        5.080        (5.768)       (3.725)      (3.148)
 (Loss) on Investments*
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations            (.202)       2.609        5.449        (5.437)       (3.406)      (2.829)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.208)       (.489)       (.359)        (.343)        (.324)       (.321)
 Distributions from Realized Capital Gains      --           --           --            --            --           --
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                         (.208)       (.489)       (.359)        (.343)        (.324)       (.321)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $25.95       $26.36       $24.24        $19.15        $24.93       $28.66
============================================================================================================================
TOTAL RETURN**                              -0.76%       10.87%       28.69%       -21.88%        -11.84%       -8.96%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)         $278         $266        $217          $167           $158          $95
 Ratio of Total Expenses to Average
  Net Assets                               0.07%++        0.07%        0.08%         0.08%         0.08%        0.11%
 Ratio of Net Investment Income to
  Average Net Assets                       1.74%++       1.97%+        1.72%         1.54%         1.25%        1.04%
 Turnover Rate                                9%++           8%           5%            9%            5%           5%
============================================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.03, $0.02, and $0.02.
**Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1% redemption fee on shares
  held at least one year but less than five years.
 +Net investment income per share and the ratio of net investment income to average net assets include $0.077 and 0.31%
  respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
++Annualized.

26


TAX-MANAGED CAPITAL APPRECIATION FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                        SIX MONTHS
                             ENDED
                           JUNE 30,
                              2005
                                                    YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                              2004            2003          2002          2001           2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,             $28.05         $25.44          $19.49        $25.73        $30.59         $34.18
 BEGINNING OF PERIOD
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income          .18          .375+            .267          .216          .188           .136
 Net Realized and
 Unrealized Gain (Loss)
  on Investments*              (.02)         2.622           5.940        (6.231)       (4.854)        (3.578)
-------------------------------------------------------------------------------------------------------------
 Total from Investment          .16          2.977           6.207        (6.015)       (4.666)        (3.442)
 Operations
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              --          (.387)          (.257)        (.225)        (.194)         (.148)
 Distributions from
  Realized Capital Gains         --             --              --            --            --             --
-------------------------------------------------------------------------------------------------------------
 Total Distributions             --          (.387)          (.257)        (.225)        (.194)         (.148)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END         $28.21         $28.05          $25.44        $19.49        $25.73         $30.59
 OF PERIOD
=============================================================================================================
TOTAL RETURN**                0.57%         11.78%          31.87%        -23.37%      -15.26%         -10.07%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)           $189           $102            $104           $106          $121           $210
 Ratio of Total
  Expenses to Average
  Net Assets               0.07%++          0.07%           0.08%          0.08%         0.08%          0.10%
 Ratio of Net Investment
  Income to Average Net
  Assets                   1.25%++         1.47%+           1.17%          0.98%         0.69%          0.46%
 Turnover Rate                7%++             5%             11%            10%           13%            17%
=============================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.02, $0.02, and $0.01.
**Total returns do not reflect the 2% redemption fee on shares held less than one year or the 1%
  redemption fee on shares held at least one year but less than five years.
 +Net investment income per share and the ratio of net investment income to average net assets include $0.061 and 0.24% respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
++Annualized.


TAX-MANAGED SMALL-CAP FUND INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
                        SIX MONTHS
                             ENDED
                           JUNE 30,
                              2005
                                                    YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                              2004            2003          2002          2001           2000
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,             $21.28         $17.47          $12.68        $14.92        $14.23         $12.61
 BEGINNING OF PERIOD
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income          .10           .178            .134          .105          .092           .085
 Net Realized and
 Unrealized Gain (Loss)
  on Investments*               .31          3.811           4.770        (2.247)         .696          1.620
-------------------------------------------------------------------------------------------------------------
 Total from Investment          .41          3.989           4.904        (2.142)         .788          1.705
 Operations
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income              --          (.179)          (.114)        (.098)        (.098)         (.085)
 Distributions from
  Realized Capital Gains         --             --              --            --            --             --
-------------------------------------------------------------------------------------------------------------
 Total Distributions             --          (.179)          (.114)        (.098)        (.098)         (.085)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END         $21.69         $21.28          $17.47        $12.68        $14.92         $14.23
 OF PERIOD
=============================================================================================================
TOTAL RETURN**                1.93%         22.83%          38.68%        -14.36%         5.53%         13.53%
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period (Millions)            $61            $15             $12            $29           $53            $46
 Ratio of Total
  Expenses to Average
  Net Assets                0.09%+          0.09%           0.10%          0.10%         0.10%          0.10%
 Ratio of Net Investment
  Income to Average Net
  Assets                    0.96%+          1.01%           0.84%          0.74%         0.73%          0.76%
 Turnover Rate                12%+            19%             21%            21%           25%            64%
=============================================================================================================
 *Includes increases from redemption fees of $0.00, $0.01, $0.01, $0.01, $0.00, and $0.00.
**Total returns do not reflect the transaction fee on purchases (0.50% from April 1, 2000, through
  March 31, 2002; 1% through March 31, 2000), the 2% redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
 +Annualized.


28


TAX-MANAGED INTERNATIONAL FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                      ENDED                  YEAR ENDED DECEMBER 31,              JAN. 4* TO
                                                   JUNE 30,    -----------------------------------------------      DEC. 31,
                                                       2005           2004             2003            2002            2001
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $10.33          $8.77            $6.43           $7.79          $10.13
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income                                 .184           .198             .17             .148            .123
 Net Realized and Unrealized Gain (Loss)              (.332)         1.571            2.33           (1.361)         (2.329)
  on Investments**
----------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     (.148)         1.769            2.50           (1.213)         (2.206)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 (.002)         (.209)           (.16)           (.147)          (.134)
 Distributions from Realized Capital Gains               --             --              --               --              --
----------------------------------------------------------------------------------------------------------------------------
 Total Distributions                                  (.002)         (.209)           (.16)           (.147)          (.134)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $10.18         $10.33           $8.77            $6.43           $7.79
============================================================================================================================
TOTAL RETURN+                                        -1.43%         20.19%          38.94%          -15.52%         -21.77%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                  $152          $143            $102              $47             $55
 Ratio of Total Expenses to Average Net
 Assets                                             0.15%++          0.15%          0.17%             0.20%        0.22%++
 Ratio of Net Investment Income to Average
 Net Assets                                         3.69%++          2.42%          2.44%             2.16%        1.68%++
 Turnover Rate                                         6%++             5%             9%                7%            20%
===========================================================================================================================
 *Inception.
**Includes increases from redemption fees of $0.00, $0.00, $0.00, $0.01, and $0.00.
 +Total returns do not reflect the 0.25% transaction fee on purchases through March 31, 2002, the 2%
  redemption fee on shares held less than one year, or the 1% redemption fee on shares held at least one year but less than five years.
++Annualized.

--------------------------------------------------------------------------------
 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change these policies, without prior notice to shareholders.


                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                             FREQUENT-TRADING LIMITS
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR INSTITUTIONAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT. $5 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries. TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account.

 Investment minimums may differ for certain categories of investors.

HOW TO BUY SHARES
ONLINE TRANSACTIONS. You may open certain types of accounts, request electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares in a new or existing fund account through our website at www.vanguard.com.
BY TELEPHONE. You may call Vanguard to request a purchase of shares by wire or by an exchange (using the proceeds from the sale of shares in another Vanguard fund). You may also request the forms needed to open a new account.

30

BY MAIL. You may send your check and account registration form to open a new account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), or with a deposit slip (available online under "Buy, by check"), or you may send written purchase instructions. All must be in good order.
BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF PURCHASES

BY CHECK. You may mail your check and a completed account registration form to Vanguard to open a new account. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement or print a deposit slip online. Make your check payable to:
Vanguard--"Fund number". For a list of Fund numbers and addresses, see Contacting Vanguard.
BY EXCHANGE. You may purchase shares with the proceeds of a redemption from another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.
BY AUTOMATIC INVESTMENT PLAN OR BY OTHER ELECTRONIC BANK TRANSFER. You may make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your trade date. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receives a trade date of the first business day following the date of receipt.

BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.

BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC
INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the following business day.
BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.

For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW
^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.
^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.
^FUTURE PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice, including purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may disrupt a fund's operation or performance. In addition, all Vanguard funds reserve the right to stop selling shares.
^LARGE PURCHASES. Please call Vanguard before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests,

32

Vanguard will not cancel any transaction once it has been processed.


CONVERTING SHARES


A CONVERSION BETWEEN SHARE CLASSES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total dollar value of your "old" shares will equal the total dollar value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your "new" shares compared with that of your "old" shares.

CONVERSION FROM INVESTOR SHARES OR ADMIRAL SHARES
You are eligible for a self-directed conversion from Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund, provided that your account balance in the Fund is at least $5 million. To initiate a self-directed conversion, registered users of Vanguard.com may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Vanguard will not automatically convert eligible accounts from Investor Shares or Admiral Shares of the Fund into Institutional Shares of the Fund.

MANDATORY CONVERSIONS INTO INVESTOR SHARES OR ADMIRAL SHARES If an investor no longer meets the requirements for Institutional Shares, the Fund may automatically convert the investor's Institutional Shares into Investor Shares or Admiral Shares, as appropriate. A decline in the investor's account balance because of market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares or Admiral Shares.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.

ONLINE TRANSACTIONS. You may redeem shares, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund through our website at www.vanguard.com.

BY TELEPHONE. You may call Vanguard to request a redemption. See Contacting Vanguard.
BY MAIL. You may send your written redemption instructions in good order to Vanguard. See Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. To perform electronic bank transfers, you must designate a bank account online, or by completing a special form or the appropriate section of your account registration form. You can then make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100. ^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.
Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

34

YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date. The trade date for Automatic Withdrawal Plan redemptions is two business days prior to the date you designated for the proceeds to be in your bank account.

REDEMPTION FEES
The Funds charge a 1% redemption fee on shares held less than five years. The fee applies to shares redeemed by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for five years or more are not subject to the 1% fee.
 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

 Redemption fees do not apply to the following:
- Redemptions of shares purchased with reinvested dividend and capital gains distributions.
- Share transfers, rollovers, or re-registrations within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Redemptions of shares to pay fund or account fees.
- Section 529 college savings plans.
- Distributions by shareholders age 701/2 or older from the following:
 - Traditional IRAs.
 - Inherited IRAs (traditional and Roth).
 - Rollover IRAs.
 - SEP-IRAs.
 - Section 403(b)(7) plans served by Vanguard Small
   Business Services Department.
 - SIMPLE IRAs.
 - Vanguard Retirement Plans for which Vanguard
  Fiduciary Trust Company serves as trustee.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.
 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Direct rollovers into IRAs.
- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.
 In plans for which Vanguard is recordkeeper, redemption fees will apply to participants effective after the close of business on December 30, 2005.
 If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read that firm's materials carefully to learn of any other rules or fees that may apply.
 See Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient balance.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and tele-

36

phone redemptions. Address-change confirmations are sent to both the old and new addresses. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written transaction requests, Vanguard will not cancel any transaction once it has been processed.

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.



EXCHANGING SHARES

An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in another Vanguard fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


FREQUENT-TRADING LIMITS

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and VIPER Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

The policy does not apply to the following:
- Purchases of shares with reinvested dividend or capital gains distributions.
- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.
- Redemptions of shares by Vanguard to pay fund or account fees.
- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)
- Transfers and re-registrations of shares within the same fund.
- Purchases of shares by asset transfer or direct rollover.
- Conversions of shares from one share class to another in the same fund.
- Checkwriting redemptions.
- Section 529 college savings plans.
- Certain approved institutional portfolios and asset allocation programs, as well as Vanguard mutual funds investing in other Vanguard mutual funds.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), the frequent-trading policy does not apply to:
- Purchases of shares with participant payroll or employer contributions or loan repayments.
- Purchases of shares with reinvested dividend or capital gains distributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Redemptions of shares as part of a plan termination or at the direction of the plan.
- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.
- Redemptions of shares to pay fund or account fees.
- Share or asset transfers or rollovers.
- Re-registrations of shares.
- Conversions of shares from one share class to another in the same fund.

ACCOUNTS HELD BY INSTITUTIONS (OTHER
THAN DEFINED CONTRIBUTION PLANS)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy

38

previously described, prohibiting a client's purchases of fund shares and/or eliminating the client's exchange privilege.

ACCOUNTS HELD BY INTERMEDIARIES

When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.
 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase or redemption fees or administer frequent-trading policies.
 For funds to which fees apply, intermediaries will be expected to begin to assess purchase and redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.


OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/
^REGISTRATION. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. To establish this service, you must register online.

^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
- Authorization to act on the account (as the account owner or by legal documentation or other means).
- Account registration and address.
- Social Security or employer identification number.
- Fund name and account number, if applicable.
- Other information relating to the account.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service for any or all shareholders at any time, without notice.

GOOD ORDER
We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:
- The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent).
Written instructions also must include:
- Authorized signatures of all registered owners.
- Signature guarantees, if required for the type of transaction.*
- Any supporting legal documentation that may be required.
*Call Vanguard for specific signature-guarantee requirements.

FUTURE TRADE-DATE REQUESTS
Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person

40

transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
 Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

LOW-BALANCE ACCOUNTS
The Funds reserve the right to convert an investor's Institutional Shares into Investor Shares or Admiral Shares of the Fund if the investor's fund account balance falls below the minimum initial investment.
 Any such conversion will be preceded by written notice to the investor. No transaction fee will be imposed on shareholder conversions.

RIGHT TO CHANGE POLICIES
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send (or provide online, whichever you prefer) a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividends or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

PORTFOLIO SUMMARIES
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

TAX STATEMENTS
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS
We will send (or provide online, whichever you prefer) financial reports about Vanguard Tax-Managed Funds twice a year, in February and August. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:
- Performance assessments and comparisons with industry benchmarks.
- Financial statements with detailed listings of the Fund's holdings.
 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or

42

more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

PORTFOLIO HOLDINGS

We generally post on our website at www.vanguard.com, in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund (under PORTFOLIO HOLDINGS) as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the 10 largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


CONTACTING VANGUARD


ONLINE

VANGUARD.COM
- For the most complete source of Vanguard news
- For fund, account, and service information
- For most account transactions
- For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
800-662-6273
(ON-BOARD)
- For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire
- Toll-free, 24 hours a day, 7 days a week

INVESTOR INFORMATION
800-662-7447 (SHIP)
(Text telephone at 800-952-3335)
- For fund and service information
- For literature requests
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

CLIENT SERVICES
800-662-2739 (CREW)
(Text telephone at 800-749-7273)
- For account information
- For most account transactions
- Business hours only: Monday-Friday, 8 a.m. to 10 p.m., Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time

INSTITUTIONAL DIVISION
888-809-8102
- For information and services for large institutional investors
- Business hours only

INTERMEDIARY SALES SUPPORT
800-997-2798

- For information and services for financial intermediaries including broker-dealers, trust institutions, insurance companies, and financial advisors
- Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m., Eastern time

VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us:
 Vanguard Tax-Managed Growth and Income Fund
Institutional Shares--136
 Vanguard Tax-Managed Capital Appreciation Fund
Institutional Shares--135
 Vanguard Tax-Managed Small-Cap Fund
Institutional Shares--118
 Vanguard Tax-Managed International Fund
Institutional Shares--137










The Vanguard Group, Vanguard, Vanguard.com, Plain Talk, Admiral, Vanguard Tele-Account, Tele-Account, Vanguard Tax-Managed Funds, VIPER, VIPERs, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. 500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

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


GLOSSARY OF INVESTMENT TERMS


ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS

Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

CURRENCY RISK
The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a particular stock or bond market index; also known as indexing.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                       SHIP LOGO
                                                        THE VANGUARD GROUP /(R)/

                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900
FOR MORE INFORMATION
If you would like more information about Vanguard Tax-Managed Funds, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please contact us as follows:

If you are an individual investor:
THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
800-662-7447 (SHIP)

TEXT TELEPHONE:
800-952-3335

If you are a client of Vanguard's Institutional Division:
THE VANGUARD GROUP
INSTITUTIONAL INVESTOR
INFORMATION DEPARTMENT
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
888-809-8102

TEXT TELEPHONE:
800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
800-662-2739 (CREW)

TEXT TELEPHONE:
800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-942-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act
file number: 811-07175

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

I087 112005

                                     PART B

                         VANGUARD TAX-MANAGED FUNDS/(R)/
                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 16, 2005


This Statement is not a prospectus but should be read in conjunction with the Funds' current prospectuses (dated November 16, 2005). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-19
SHARE PRICE...........................................................B-20
PURCHASE AND REDEMPTION OF SHARES.....................................B-20
MANAGEMENT OF THE FUNDS...............................................B-22
INVESTMENT ADVISORY SERVICES .........................................B-31
PORTFOLIO TRANSACTIONS................................................B-33
PROXY VOTING GUIDELINES...............................................B-33
FINANCIAL STATEMENTS..................................................B-38
DESCRIPTION OF MUNICIPAL BONDS RATINGS................................B-38

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard/(R)/ Tax-Managed Funds (the Trust) was organized as a Maryland corporation in 1994 and was reorganized as a Delaware statutory trust in June 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Tax-Managed, Inc. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, non-diversified management investment company. The Trust currently offers the following funds (and classes thereof):


                                                    SHARE CLASSES**
                                                     -------------

  FUND*                                       INVESTOR  ADMIRAL  INSTITUTIONAL
  ----                                        --------  -------  -------------
  Vanguard Tax-Managed Balanced Fund             Yes       No          No
  Vanguard Tax-Managed Growth and                Yes       Yes         Yes
       Income Fund
  Vanguard Tax-Managed Capital                   Yes       Yes         Yes
       Appreciation Fund
  Vanguard Tax-Managed Small-Cap Fund            Yes       No          Yes
  Vanguard Tax-Managed International Fund        Yes       No          Yes

 *Individually, a Fund; collectively, the Funds. **Individually, a class;
  collectively, the classes.

 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

 Throughout this document, any references to "class" apply only to the extent a Fund issues multiple classes.

 Each Fund described in this Statement of Additional Information is a member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS


 CUSTODIANS. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Tax-Managed Balanced, Tax-Managed Capital Appreciation, Tax-Managed Growth and Income, and Tax-Managed Small-Cap Funds) and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Tax-Managed International Fund), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Funds' shares.

 CONVERSION RIGHTS. Fund shareholders (except those of the Tax-Managed Balanced
Fund) may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the Tax-Managed Balanced Fund.

 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

 Each Fund may invest in passive foreign investment companies (PFICs). A foreign company is a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund's fiscal year and mark to market the gains (or losses, to the extent of previously recognized gains) and recognize ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

                               INVESTMENT POLICIES

Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Tax-Managed Small-Cap Fund will invest at least 80% of its assets in small-cap stocks that are included in the S&P SmallCap 600 Index. In applying this 80% policy, the Fund's assets will include its net assets and borrowings for investment purposes.

 BORROWING. Each fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, the fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. Each fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position, (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high- yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by an nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities, due to (for example) the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer's declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or maturity. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the heading "Other Investment Companies."

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market."

 A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator". A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds are issued for either project or enterprise financings in which the bond issuer pledges to the bondholders the revenues generated by the operating projects financed from the proceeds of the bond issuance. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see Debt Securities - Variable and Floating Rate Securities). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds. In particular, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see Debt Securities - Variable and Floating Rate Securities).

 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying

Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment grade and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner.

 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.

 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put options grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The 1940 Act provides and exemption from these restrictions for a fund-of-funds where the acquiring fund and any acquired funds are part of the same group of investment companies and comply with various conditions set forth in the Act. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts, and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment

(other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis; (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

                             INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. Tax-Managed Balanced Fund: The Fund may not borrow money in excess of 15% of its net assets, and any borrowings by the Fund must comply with all applicable regulatory requirements.

 Other Tax-Managed Funds: Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. A Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. A Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

 COMMODITIES. Each Fund may not invest in commodities or commodity contracts, except that it may invest in stock and bond futures contracts, options, and options on futures contracts. No more than 3% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 5% of the Fund's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. Each Fund will limit the aggregate value of its holdings (except U.S. government securities, cash, and cash items, as defined under subchapter M of the IRC), each of which exceeds 5% of the Fund's total assets or 10% of the issuer's outstanding voting securities, to an aggregate of 50% of the Fund's total assets as of the end of each quarter of the taxable year. Additionally, the Fund will limit the aggregate value of its holdings of a single issuer (other than U.S. government securities, as defined in the IRC) to a maximum of 25% of the Fund's total assets as of the end of each quarter of the taxable year.

 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.

 LOANS. Each Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, by lending its portfolio securities, or through Vanguard's interfund lending program.

 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and, in the case of Tax-Managed Balanced Fund, bonds secured by real estate.

 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.

 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

 None of these limitations prevents a Fund from having an ownership interest in Vanguard. As part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                                   SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Tax-Managed Growth and Income, Capital Appreciation, Small-Cap, and International Funds is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the Tax-Managed Balanced Fund is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Funds' prospectuses. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the exchange will be executed at the NAV computed on the first business day following the date of receipt.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Funds charge a 1% fee on shares redeemed (either by selling or by exchanging to another fund, or by application of the low-balance account-closure policy) that were held less than five years. After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first. Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.
- Share transfers, rollovers, or re-registrations within the same fund.
- Conversions of shares from one share class to another in the same fund.
- Redemptions of shares by Vanguard to pay fund or account fees.
- Distributions by shareholders age 70 1/2 or older from the following:
 - Traditional IRAs.
 - Inherited IRAs (traditional and Roth).
 - Rollover IRAs.
 - SEP-IRAs.
 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.
 - SIMPLE IRAs.
 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.
- Section 529 college savings plans.

 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.

 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.
- Distributions, loans, and in-service withdrawals from a plan.
- Direct rollovers into IRAs.
- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

 For plans for which Vanguard is recordkeeper, redemption fees will apply to participants effective after the close of business on December 30, 2005.

 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.

RIGHT TO CHANGE POLICIES

Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek the assistance of the intermediary to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by that intermediary or by certain of that intermediary's clients. Intermediaries may also monitor their client's trading activities in the Vanguard funds.

 Intermediaries will be asked to assess and remit redemption fees to the fund. The application of redemption fees may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess redemption fees.

 Intermediaries will be expected to begin to assess redemption fees within the next year. Intermediaries may be provided additional time if needed to address systems issues.

                             MANAGEMENT OF THE FUNDS


VANGUARD

Each Fund is part of the Vanguard group of investment companies, which consists of more than 130 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.

 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of December 31, 2004, the Funds had contributed $1,114,000 to Vanguard, which represented 0.01% of each Fund's net assets and was 1.10% of Vanguard's capitalization.

 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Funds incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses:


FUND                                                     2002           2003           2004
----                                                     ----           ----           ----
Vanguard Tax-Managed Balanced Fund                 $  624,000     $  618,000     $  426,000
Vanguard Tax-Managed Growth and Income Fund         2,669,000      2,537,000      2,639,000
Vanguard Tax-Managed Capital Appreciation Fund      3,019,000      2,991,000      3,161,000
Vanguard Tax-Managed Small-Cap Fund                   898,000      1,060,000      1,310,000
Vanguard Tax-Managed International Fund               662,000        621,000        857,000



OFFICERS AND TRUSTEES

The officers of the Funds manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.

 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  133
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.



  *Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                     133
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer                          133
(1945)                                                            of Rohm and Haas Co. (chemicals) since
                                                                  October 1999; Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and services) since
                                                                  2005; Trustee of Drexel University and Chemical
                                                                  Heritage Foundation.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                133
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and                          133
(1952)                                                            Banking, Harvard Business School since
                                                                  2000; Senior Associate Dean: Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School;
                                                                  Director and Chairman of Unx, Inc.
                                                                  (equities trading firm) since 2003;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985--2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999--2003), Gensec Bank (1999--2003), Sanlam
                                                                  Investment Management (1999--2001), Sanlam, Ltd,
                                                                  (South African insurance company) (2001--2003),
                                                                  Stockback, Inc. (credit card firm) (2000--2002),
                                                                  Bulldogresearch.com (investment research) (1999--
                                                                  2001); and Trustee of Commonfund (investment
                                                                  management) (1989--2001).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 133
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  133
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and Culver
                                                                  Educational Foundation.
-----------------------------------------------------------------------------------------------------------------------------------

                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
EXECUTIVE OFFICERS
Heidi Stam*              Secretary            July 2005           Principal of Vanguard since 1997; and General                  133
(1956)                                                            Counsel of Vanguard since July 2005; Secretary of Vanguard, and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               133
(1957)                                                            investment companies served by Vanguard since July 1998.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.


 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2003 and 2004, Vanguard paid Greenwich subscription fees amounting to less than $350,000. Vanguard's subscription rates are similar to those of other subscribers.

 Board Committees: Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each Fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held four meetings during each Fund's last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2004. As a group, the funds' trustees and officers own less than 1% of the outstanding shares of each class of each fund.



                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR
                                                      FUND SHARES   RANGE OF VANGUARD
                                                             OWNED         FUND SHARES
FUND                                   TRUSTEE          BY TRUSTEE    OWNED BY TRUSTEE
----                                   -------          ----------    ----------------
VANGUARD TAX-MANAGED
BALANCED FUND                  John J. Brennan                None       Over $100,000
                              Charles D. Ellis                None       Over $100,000
                                Rajiv L. Gupta                None       Over $100,000
                        JoAnn Heffernan Heisen                None       Over $100,000
                            Burton G. Malkiel*                None       Over $100,000
                               Andre F. Perold                None       Over $100,000
                         Alfred M. Rankin, Jr.                None       Over $100,000
                            J. Lawrence Wilson                None       Over $100,000
*Mr. Malkiel retired from the Funds' board effective June 30, 2005.

                                                   DOLLAR RANGE OF   AGGREGATE DOLLAR
                                                      FUND SHARES   RANGE OF VANGUARD
                                                             OWNED         FUND SHARES
FUND                                  TRUSTEE           BY TRUSTEE    OWNED BY TRUSTEE
----                                  -------           ----------    ----------------
VANGUARD TAX-MANAGED
GROWTH AND INCOME FUND         John J. Brennan       Over $100,000       Over $100,000
                              Charles D. Ellis                None       Over $100,000
                                Rajiv L. Gupta                None       Over $100,000
                        JoAnn Heffernan Heisen                None       Over $100,000
                            Burton G. Malkiel*                None       Over $100,000
                               Andre F. Perold                None       Over $100,000
                         Alfred M. Rankin, Jr.                None       Over $100,000
                            J. Lawrence Wilson                None       Over $100,000
VANGUARD TAX-MANAGED
CAPITAL APPRECIATION
FUND                           John J. Brennan       Over $100,000       Over $100,000
                              Charles D. Ellis                None       Over $100,000
                                Rajiv L. Gupta                None       Over $100,000
                        JoAnn Heffernan Heisen                None       Over $100,000
                            Burton G. Malkiel*                None       Over $100,000
                               Andre F. Perold                None       Over $100,000
                         Alfred M. Rankin, Jr.                None       Over $100,000
                            J. Lawrence Wilson       Over $100,000       Over $100,000

VANGUARD TAX-MANAGED
SMALL-CAP FUND                 John J. Brennan       Over $100,000       Over $100,000
                              Charles D. Ellis                None       Over $100,000
                                Rajiv L. Gupta                None       Over $100,000
                        JoAnn Heffernan Heisen                None       Over $100,000
                            Burton G. Malkiel*                None       Over $100,000
                               Andre F. Perold                None       Over $100,000
                         Alfred M. Rankin, Jr.                None       Over $100,000
                            J. Lawrence Wilson       Over $100,000       Over $100,000
VANGUARD TAX-MANAGED
INTERNATIONAL FUND             John J. Brennan       Over $100,000       Over $100,000
                              Charles D. Ellis                None       Over $100,000
                                Rajiv L. Gupta                None       Over $100,000
                        JoAnn Heffernan Heisen                None       Over $100,000
                            Burton G. Malkiel*                None       Over $100,000
                               Andre F. Perold                None       Over $100,000
                         Alfred M. Rankin, Jr.                None       Over $100,000
                            J. Lawrence Wilson                None       Over $100,000

*Mr. Malkiel retired from the Funds' board effective June 30, 2005.



TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.

 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                           VANGUARD TAX-MANAGED FUNDS
                          TRUSTEES' COMPENSATION TABLE

                                          PENSION OR RETIREMENT         ACCRUED ANNUAL      TOTAL COMPENSATION
                           AGGREGATE           BENEFITS ACCRUED             RETIREMENT        FROM ALL VANGUARD
                        COMPENSATION                 AS PART OF             BENEFIT AT               FUNDS PAID
TRUSTEE           FROM THESE FUNDS(1)    THESE FUNDS' EXPENSES(1)     JANUARY 1, 2004(2)          TO TRUSTEES(3)
----------------     ----------------    -----------------------     ------------------    --------------------
John J. Brennan                 None                N/A                      None                          None
Charles D. Ellis              $1,067                N/A                       N/A                      $112,700
Rajiv L. Gupta                 1,067                N/A                       N/A                       112,700
JoAnn Heffernan Heisen         1,067               $ 45                    $3,873                       112,700
Burton G. Malkiel(4)           1,067                 74                    11,247                       112,700
Andre F. Perold(5)               182                N/A                       N/A                        19,200
Alfred M. Rankin, Jr.          1,067                 54                     6,067                       112,700
J. Lawrence Wilson             1,228                 58                     8,393                       130,000

(1)The amounts shown in this column are based on the Funds' fiscal year ended December 31, 2004. Each
   Fund within the Trust is responsible for a proportionate share of these amounts.
(2)Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds.
   The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
(3)The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 132 Vanguard funds (129 in the case of Mr. Malkiel) for the
   2004 calendar year.
(4)Mr. Malkiel retired from the Funds' board effective June 30, 2005.
(5)Mr. Perold became a member of the Funds' board effective December 2004.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

INTRODUCTION

Vanguard and the Boards of Trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Polices and Procedures) to govern the disclosure of the portfolio holdings of a Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately address the potential for material conflicts of interest.

 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose their ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets (collectively, ten largest stock holdings) as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS

Each of the Vanguard funds, excluding Vanguard money market funds, will seek to disclose their complete portfolio holdings as of the most recent calendar-quarter end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. A Principal or Senior Analyst in Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interest of the fund.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Departments. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as described above may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives.

 As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Alcom Printing Group Inc., Apple Press Automatic Data Processing, Inc., Intelligencer Printing Company, McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as described in the preceding text may also include a list of the other investment positions comprising the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard. As of December 31, 2004, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard, and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.

DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the funds' portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the funds or their agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the fund Boards. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

DISCLOSURE OF NON-MATERIAL INFORMATION

The Policies and Procedures permit Approved Vanguard Representatives to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (3) the attribution of fund returns by asset class, sector, industry, and country, and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason. "Approved Vanguard Representatives" include Vanguard fund officers, Vanguard fund portfolio managers, and other individuals employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by a Principal in Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

                          INVESTMENT ADVISORY SERVICES


The Funds receive all investment advisory services from Vanguard, through its Quantitative Equity and Fixed Income Groups. These services are provided on an at-cost basis from an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Funds paid the following approximate amounts of Vanguard's expenses relating to investment advisory services:


FUND                                                 2002           2003        2004
----                                                -----           ----        ----
Vanguard Tax-Managed Balanced Fund                $ 57,000       $ 85,000    $158,000
Vanguard Tax-Managed Growth and Income Fund        108,000        113,000     128,000
Vanguard Tax-Managed Capital Appreciation Fund     108,000        113,000     128,000
Vanguard Tax-Managed Small-Cap Fund                 97,000        113,000     128,000
Vanguard Tax-Managed International Fund             28,000         53,000     128,000


 The investment management staff is supervised by the senior officers of the Funds. The senior officers are directly responsible to the board of trustees of the Funds.


DISCLOSURE REGARDING OTHER ACCOUNTS MANAGED

Michael H. Buek managed the Tax-Managed Capital Appreciation Fund and the Tax-Managed Small-Cap Fund, which, as of December 31, 2004, collectively held assets of $4,392,000,000. Mr. Buek also managed five other registered investment companies with total assets of $124,481,400,000 as of December 31, 2004, and three other pooled investment vehicles with total assets of $433,400,000 as of December 31, 2004.

Corey R. Holeman managed the Tax-Managed Growth and Income Fund, which, as of December 31, 2004, held assets of $2,615,000,000. Mr. Holeman also managed one other registered investment company with total assets of $31,900,000 as of December 31, 2004, and three other pooled investment vehicles with total assets of $1,560,900,000 as of December 31, 2004.

Duane F. Kelly managed the Tax-Managed International Fund, which, as of December 31, 2004, held assets of $968,000,000. Mr. Kelly also managed 17 other registered investment companies with total assets of $57,638,400,000 as of December 31, 2004, and nine other pooled investment vehicles with total assets of $2,687,400,000 as of December 31, 2004.

Michael Perre managed the stock portion of the Tax-Managed Balanced Fund; the Fund, as of December 31, 2004, held assets of $561,000,000. Mr. Perre also managed six other registered investment companies with total assets of $8,917,000,000 as of December 31, 2004, and two other pooled investment vehicles with total assets of $9,277,800,000 as of December 31, 2004.

Christopher M. Ryon managed the bond portion of the Tax-Managed Balanced Fund; the Fund, as of December 31, 2004, held assets of $561,000,000. Mr. Ryon also managed four other investment companies with total assets of $16,612,200,000 as of December 31, 2004.

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

DESCRIPTION OF COMPENSATION

As of December 31, 2004, a Vanguard portfolio manager's compensation generally consists of base salary, bonus, and payments under Vanguard's long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980's to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

 In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

 A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

 A portfolio manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objectives and policies and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund's portfolio. For the bond portion of the Tax-Managed Balanced Fund, the performance factor depends on how successfully the portfolio manager outperforms these expectations and maintains the risk parameters of the fund over a three-year period. For the Tax-Managed Capital Appreciation Fund and the stock portion of the Tax-Managed Balanced Fund, the performance factor depends on how successfully the portfolio manager, over a one-year period, maintains the risk parameters of the Fund and tracks the Russell 1000 Index in the context of implementing the Fund's strategy of seeking lower taxable income distributions. For the Tax-Managed Growth and Income Fund, the performance factor depends on how successfully the portfolio manager matches the S&P 500 Index and maintains the risk parameters of the Fund over a one-year period. For Tax-Managed International Fund, the performance factor depends on how successfully the portfolio manager matches the MSCI EAFE Index and maintains the risk parameters of the Fund over a one-year period. For the Tax-Managed Small-Cap Fund, the performance factor depends on how successfully the portfolio manager matches the S&P 600 SmallCap Index and maintains the risk parameters of the Fund over a one-year period. Additional factors include the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

 Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard's long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard's independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard's operating efficiencies in providing services to the Vanguard funds.

OWNERSHIP OF SECURITIES

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2004, Vanguard employees collectively invested $1.27 billion in Vanguard funds. John J. Brennan, Chairman and Chief Executive Officer of Vanguard and the Vanguard funds, and George U. Sauter, Managing Director and Chief Investment Officer, invest substantially all of their personal financial assets in Vanguard funds. As of December 31, 2004, Mr. Buek owned shares of the Tax-Managed Capital Appreciation Fund within the $10,001-$50,000 range. Except as noted in the previous sentence, as of December 31, 2004, the portfolio managers did not own any shares of the Tax-Managed Funds they managed.

                             PORTFOLIO TRANSACTIONS


The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor mush select a broker-dealer that it believes will provide "best execution." Best execution does not mean the lowest possible spread or commission rate. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer's services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer's execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions.

 The Tax-Managed Balanced Fund's bond investments are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). When the Fund purchases a newly issued bond at a fixed price, the advisor may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset their management expenses.

 As previously explained, the types of bonds that the Tax-Managed Balanced Fund purchases do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) historical commission rates; (2) rates which other institutional investors are paying, based upon publicly available information; (3) rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.

 During the fiscal years ended December 31, 2002, 2003, and 2004, the Funds paid brokerage commissions in the following amounts:


FUND                                                 2002           2003        2004
----                                                -----           ----        ----
Vanguard Tax-Managed Balanced Fund                $ 49,000       $ 14,000    $ 13,000
Vanguard Tax-Managed Growth and Income Fund        215,000         80,000      96,000
Vanguard Tax-Managed Capital Appreciation Fund     412,000        379,000     136,000
Vanguard Tax-Managed Small-Cap Fund                249,000        196,000     190,000
Vanguard Tax-Managed International Fund            220,000        266,000     494,000




                             PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. The guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.

I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. Companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                                   FACTORS AGAINST APPROVAL
--------------------                                   ------------------------
Nominated slate results in board comprised of a        Nominated slate results in board comprised of a majority of non-
majority of independent directors.                     independent directors.

All members of Audit, Nominating, and Compensation     Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.              independent members.

                                                       Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                       Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).


B. CONTESTED DIRECTOR ELECTIONS

In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.

C. CLASSIFIED BOARDS

We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options or other performance-linked grants.                              shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)
delivering market-competitive total pay.                                 feature.

B. BONUS PLANS

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.

D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)

While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING

We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. SUPERMAJORITY VOTE REQUIREMENTS

We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT

We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. CONFIDENTIAL VOTING

We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. We support proposals to provide confidential voting.

F. DUAL CLASSES OF STOCK

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.

VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will evaluate issues presented to shareholders for our foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. We will cast our votes in a manner we believe to be philosophically consistent with our guidelines, while taking into account differing practices by market. In addition, there may be instances in which we elect not to vote, as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.

 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE

The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.

 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.



                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended December 31, 2004, appearing in the Funds' 2004 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Vanguard Tax-Managed Balanced Fund invests 50-55% of its assets in municipal bonds and other municipal securities.

EXCERPTS FROM MOODY'S MUNICIPAL BOND RATINGS:

 AAA--Judged to be of the "best quality" and are referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure.

 AA--Judged to be of "high quality by all standards." Margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated municipal bonds. Together with Aaa group they make up what are generally know as "high grade bonds".

 A--Possess many favorable investment attributes and are considered "upper-medium-grade obligations." Factors giving security to principal and interest of A-rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 BAA--Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

 BA--Protection of principal and interest payments may be very moderate. Judged to have speculative elements. Their future cannot be considered as well-assured.

 B--Lack characteristics of a desirable investment. Assurance of interest and principal payments over any long period of time may be small.

 CAA--Poor standing. May be in default or there may be present elements of danger with respect to principal and interest.

 CA--Speculative in a high degree. Often in default.

 C--Lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade (MIG). Symbols used will be as follows:

 MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

 MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING:

 PRIME-1 (P-1)--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPTS FROM STANDARD & POOR'S MUNICIPAL BOND RATINGS:

 AAA--Has the highest rating assigned by Standard & Poor's. Extremely strong capacity to pay principal and interest.

 AA--Has a very stong capacity to pay interest and repay principal and differs from higher rated issues only in a small degree.

 A--Has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions.

 BBB--Regarded as having an adequate capacity to pay principal and interest. Normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category.

 BB, B, CCC, CC-- Predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation. BB indicates the lowest degree of speculation and CC the highest.

 D--In default, and payment of principal and/or interest is in arrears.

 The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

EXCERPT FROM STANDARD & POOR'S RATING OF MUNICIPAL NOTE ISSUES:

 SP-1+ --Very strong capacity to pay principal and interest.

 SP-1 --Strong capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S HIGHEST COMMERCIAL PAPER RATINGS:

 A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming.

 A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

                                                                   SAI087 112005

                                     PART C

                           VANGUARD TAX-MANAGED FUNDS
                                OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on April 11, 2003, Post-Effective Amendment No. 16, is hereby incorporated by reference.
(b) By-Laws, filed on March 23, 2004, Post-Effective Amendment No. 18, are hereby incorporated by reference.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d) Investment Advisory Contract, The Vanguard Group, Inc. provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)    Underwriting Contracts, Not applicable.
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g) Custodian Agreements, filed on October 10, 2001, Post-Effective Amendment No. 14, for Brown Brothers Harriman & Co., is hereby incorporated by reference; for JPMorgan Chase Bank, filed on February 18, 2005, Post-Effective Amendment No. 19, is hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed on April 11, 2003, Post-Effective Amendment No. 16, is hereby incorporated by reference.
(i)    Legal Opinion, Not Applicable
(j) Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k) Omitted Financial Statements, Not Applicable. (l) Initial Capital Agreements, Not Applicable. (m) Rule 12(b)-1 Plan, Not Applicable.
(n) Rule 18f-3 Plan, filed on September 14, 2005, Post-Effective Amendment No. 22, is hereby incorporated by reference.
(o)    Reserved, Not Applicable.
(p)    Code of Ethics for The Vanguard Group, Inc, is filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Vanguard Group, Inc. (Vanguard) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).


ITEM 27. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) under the 1940 Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109.


ITEM 29. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Funds" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 10th day of November, 2005.

                                            VANGUARD TAX-MANAGED FUNDS

                                   BY:_____________(signature)________________
                                                   -----------

                                                   (HEIDI STAM)
                                                 JOHN J. BRENNAN*
                                       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief     November 10, 2005
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*

By:/S/ RAJIV L. GUPTA          Trustee                        November 10, 2005
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By:/S/ CHARLES D ELLIS         Trustee                        November 10, 2005
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*

By:/S/ JOANN HEFFERNAN HEISEN  Trustee                        November 10, 2005
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*

By: /S/ ANDRE F. PEROLD        Trustee                        November 10, 2005
    --------------------------
       (Heidi Stam)
      Andre F. Perold*

By:/S/ ALFRED M. RANKIN, JR.   Trustee                        November 10, 2005
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*

By:/S/ J. LAWRENCE WILSON      Trustee                        November 10, 2005
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*

By:/S/ THOMAS J. HIGGINS       Treasurer and Principal        November 10, 2005
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*
================================================================================
*By Power of Attorney. Filed on September 23 2005, see File No. 33-19446.
 Incorporated by Reference.

                                INDEX TO EXHIBITS

Consent of Independent Registered Public Accounting Firm Ex-99.J

Code of Ethics for The Vanguard Group, Inc. . . . . . .Ex-99.P